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                                                                  EXHIBIT 10.13











                                LEASE AGREEMENT


                                    BETWEEN


                        HCRI TENNESSEE PROPERTIES, INC.


                                      AND


                ALTERNATIVE LIVING SERVICES, INC. d/b/a ALTERRA



                                MARCH ___, 1999



                          STERLING HOUSE OF COLUMBIA
                              COLUMBIA, TENNESSEE



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                                LEASE AGREEMENT
                             (COLUMBIA, TENNESSEE)


         This Lease Agreement ("Lease" or "Agreement") is made effective as of the ___ day of March, 1999 (the "Effective Date") between HCRI TENNESSEE PROPERTIES, INC., a corporation organized under the laws of the State of Delaware ("Landlord"), having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603, and ALTERNATIVE LIVING SERVICES, INC. d/b/a ALTERRA, a corporation organized under the laws of the State of Delaware ("Tenant"), having its chief executive office located at 450 N. Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005.

                                R E C I T A L S

         A. As of the date hereof, Landlord acquired the Leased Property (defined below) and paid the Acquisition Amount (defined below) towards the purchase price for the Leased Property. The amount paid by Tenant for the acquisition costs of the Leased Property shall be considered Tenant's contribution.

         B. Landlord desires to lease the Leased Property to Tenant and Tenant desires to lease the Leased Property from Landlord upon the terms set forth in this Lease.

         NOW, THEREFORE, Landlord and Tenant agree as follows:

                ARTICLE 1: LEASED PROPERTY, TERM AND DEFINITIONS

         1.1 Leased Property. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the following property:

             (a) The land described in Exhibit A attached hereto (the "Land").

             (b) All buildings, structures, and other improvements, including without limitation, sidewalks, alleys, utility pipes, conduits, and lines, parking areas, and roadways, now or hereafter situated upon the Land (the "Improvements").

             (c) All easements, rights and other appurtenances relating to the Land and Improvements (the "Appurtenances").

             (d) All permanently affixed equipment, machinery, fixtures, and other items of real and personal property, including all components thereof, located in, or used in connection with, and permanently affixed to or incorporated into the Improvements, including without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, and built-in oxygen and vacuum systems, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate,



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together with all replacements, modifications, alterations and additions thereto but specifically excluding all items included within the category of Personal Property as defined below (collectively the "Fixtures").

             (e) All machinery, equipment, furniture, furnishings, movable walls or partitions, computers, trade fixtures, consumable inventory and supplies, and other personal property used or useful in Tenant's business on the Leased Property, including without limitation, all items of furniture, furnishings, equipment, supplies and inventory located at the Facility and the replacements therefor, except items, if any, included within the definition of Fixtures (collectively the "Personal Property"). The Land, Improvements, Appurtenances, and Fixtures and Personal Property are hereinafter referred to as the "Leased Property".

         SUBJECT, HOWEVER, to all easements, liens, encumbrances, restrictions, agreements, and other title matters existing as of the date hereof as listed on Exhibit B attached hereto (the "Permitted Exceptions").

         1.2 Term. The initial term ("Initial Term") of this Lease commences on the Effective Date and expires at 12:00 Midnight Eastern Time on the fifteenth anniversary of the Commencement Date (the "Expiration Date"); provided, however, that Tenant has an option to renew the Lease pursuant to Article 12 and, provided further, the current Term of this Lease shall be deemed automatically extended from time to time (without any written amendment or other documentation) to be concurrent with the Term of the Phase IV Lease having the latest expiration date.

         1.3 Definitions. Except as otherwise expressly provided, [i] the terms defined in this section have the meanings assigned to them in this section and include the plural as well as the singular; [ii] all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as of the time applicable; and [iii] the words "herein", "hereof", and "hereunder" and similar words refer to this Lease as a whole and not to any particular section.

         "Acquisition Amount" means $2,635,620.00.

         "ADA" means the federal statute entitled Americans with Disabilities Act, 42 U.S.C. Section 12101, et seq.

         "Affiliate" means any person, corporation, partnership, limited liability company, trust, or other legal entity that, directly or indirectly, controls, or is controlled by, or is under common control with Tenant. "Control" (and the correlative meanings of the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity. "Affiliate" includes, without limitation, each Related Tenant.

         "Annual Facility Budget" means Tenant's projection of what the Annual Facility Financial Statements will be for the next fiscal year.



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         "Annual Financial Statements" means the Tenant's unaudited balance sheet and statement of income for the most recent fiscal year on an individual facility and consolidated basis and an unaudited operating statement for the Facility for the most recent fiscal year.

         "Base Rent" has the meaning set forth in Section 2.1, as increased from time to time pursuant to Section 2.2.

         "Business Day" means any day other than a Saturday, Sunday, or national holiday.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time. The terms "disposal" and "release" as used in this Agreement shall have the meaning set forth in CERCLA.

         "Closing" means the closing of the purchase of the Leased Property by Landlord and the lease of the Leased Property to Tenant.

         "Commencement Date" means the Effective Date if such date is the first day of a month, and if it is not, the first day of the first month following the Effective Date.

         "Commitment" means the Commitment Letter from Landlord to Sterling dated as of April 3, 1996, as amended May 14, 1997, as further amended pursuant to the project approval letter dated February 24, 1999, all as amended from time to time.

         "Commitment Fee" means an amount equal to 1% of the Acquisition
Amount.

         "Effective Date" is the date hereof as first set forth above.

         "Environmental Laws" means all federal, state, and local ecological, wetlands, and other environmental laws and regulations, as amended from time to time, including but not limited to [i] CERCLA; [ii] the Resource Conservation and Recovery Act; [iii] the Hazardous Materials Transportation Act; [iv] the Clean Air Act; [v] Clean Water Act; [vi] the Toxic Substances Control Act; and [vii] the Safe Water Drinking Act.

         "Event of Default" has the meaning set forth in Section 8.1.

         "Expiration Date" has the meaning set forth in Section 1.2.

         "Extended Term" has the meaning set forth in Section 12.3(a).

         "Facility" means the 42 unit/42 bed assisted living facility known as Sterling House of Columbia and located on the Leased Property.

         "Facility Financial Statement" means the financial statement for the Facility which shall include the statement of income and expense, occupancy census data (including



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payor mix to the extent presently provided by Affiliates) and a comparison of the actual financial data versus the Annual Facility Budget for the applicable period.

         "Facility Uses" means the uses relating to the operation of the Facility as a 42 unit/42 bed assisted living facility.

         "Fair Market Value" has the meaning set forth in Section 12.2(d).

         "Financial Statements" means [i] the annual, quarterly and year to date financial statements of Tenant; and [ii] all operating statements for the Facility, that were submitted to Landlord prior to the Effective Date.

         "Government Authorizations" means all permits, licenses, approvals, consents, and authorizations required to comply with all Legal Requirements, including but not limited to, [i] zoning permits, variances, exceptions, special use permits, conditional use permits, and consents; [ii] to the extent applicable, the permits, licenses, provider agreements and approvals required for licensure and operation of an assisted living facility; [iii] environmental, ecological, coastal, wetlands, air, and water permits, licenses, and consents; [iv] curb cut, subdivision, land use, and planning permits, licenses, approvals and consents; [v] building, sign, fire, health, and safety permits, licenses, approvals, and consents; and [vi] architectural reviews, approvals, and consents required under restrictive covenants.

         "Hazardous Materials" means any substance [i] the presence of which poses a hazard to the health or safety of persons on or about the Land including but not limited to asbestos containing materials; [ii] which requires removal or remediation under any Environmental Law, including without limitation any substance which is toxic, explosive, flammable, radioactive, or otherwise hazardous; or [iii] which is regulated under or classified under any Environmental Law as hazardous or toxic including but not limited to any substance within the meaning of "hazardous substance", "hazardous material", "hazardous waste", "toxic substance", "regulated substance", "solid waste", or "pollutant" as defined in any Environmental Law.

         "Impositions" has the meaning set forth in Section 3.2.

         "Initial Term" has the meaning set forth in Section 1.2.

         "Landlord Affiliate" means any person, corporation, partnership, limited liability company, trust, or other legal entity that, directly or indirectly, controls, or is controlled by, or is under common control with Landlord. "Control" (and the correlative meanings of the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity. "Landlord Affiliate" includes, without limitation, Health Care REIT, Inc., HCRI Texas Properties, Ltd., HCRI Pennsylvania Properties, Inc., HCRI Nevada Properties, Inc., HCRI Tennessee Properties, Inc. and HCRI Louisiana Properties, L.P.



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         "Lease Advance" means each advance of funds by Landlord to Tenant pursuant to the term of this Lease, including the first Lease Advance in the amount equal to the Acquisition Amount.

         "Lease Advance Amount" means the amount of any Lease Advance.

         "Lease Advance Date" means the date on which Landlord makes a Lease Advance.

         "Lease Amount" is an aggregate concept and means the sum of the Lease Advance Amounts outstanding at the applicable time.

         "Lease Payments" means the sum of the Base Rent payments (as increased from time to time) for the applicable period.

         "Lease Rate" means the annual rate used to determine Base Rent for each Lease Advance. The Lease Rate is the greater of [i] 950 basis points or [ii] the sum of the applicable Rate Index plus the applicable Rate Spread, computed using the 365/360 method.

         "Lease Year" means each consecutive period of 365 or 366 days throughout the Term. The first Lease Year commences on the Commencement Date and expires on the day before the first anniversary of the Commencement Date.

         "Legal Requirements" means all laws, regulations, rules, orders, writs, injunctions, decrees, certificates, requirements, agreements, conditions of participation and standards of any federal, state, county, municipal or other governmental entity, administrative agency, insurance underwriting board, architectural control board, private third-party payor, accreditation organization, or any restrictive covenants applicable to the development, construction, condition and operation of each Facility by Tenant, including but not limited to, [i] zoning, building, fire, health, safety, sign, and subdivision regulations and codes; [ii] certificate of need laws, if applicable; [iii] licensure to operate as an assisted living facility; [iv] Medicare and Medicaid certification requirements, if applicable, and if Tenant elects to participate in such programs; [v] the ADA; [vi] any Environmental Laws; and [vii] requirements, conditions and standards for participation in third-party payor insurance programs.

         "Material Obligation" means [i] any indebtedness secured by a security interest in or a lien, deed of trust or mortgage on any of the Leased Property and any agreement relating thereto; [ii] any obligation or agreement that is material to the operation of the Facility; [iii] any indebtedness or capital lease of Tenant that has an outstanding principal balance of at least $1,000,000.00 in any one instance or at least $1,000,000.00 in the aggregate and any agreement relating thereto; and [iv] any sublease of the Leased Property.

         "Overdue Rate" has the meaning set forth in Section 8.6.



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         "Periodic Financial Statements" means [i] for Tenant, the unaudited balance sheet and statement of income of Tenant for the most recent quarter; and [ii] for the Facility, the unaudited Facility Financial Statement for the most recent month.

         "Permitted Exceptions" means the exceptions to title set forth on Exhibit B.

         "Permitted Liens" means [i] liens granted to Landlord; [ii] liens customarily incurred by Tenant in the ordinary course of business for items not delinquent including mechanic's liens and deposits and charges under worker's compensation laws; [iii] liens for taxes and assessments not yet due and payable; [iv] any lien, charge, or encumbrance which is being contested in good faith pursuant to this Agreement; [v] the Permitted Exceptions; and [vi] purchase money financing and capitalized equipment leases for the acquisition of personal property provided, however, that Landlord obtains a nondisturbance agreement from the purchase money lender or equipment lessor in form and substance as may be satisfactory to Landlord if the original cost of the equipment exceeds $50,000.00.

         "Phase I Lease" means each lease, now or hereafter existing, between Landlord or any Landlord Affiliate and Sterling, or any successor or assign of Sterling, relating to the 8 assisted living facilities located in Bartlesville, Oklahoma, Midwest City, Oklahoma, Stillwater, Oklahoma, Enid, Oklahoma, S.W. Oklahoma City, Oklahoma, Shawnee, Oklahoma, Chickasha, Oklahoma and Ponca City, Oklahoma, as amended from time to time.

         "Phase I Tenant" means each tenant under any Phase I Lease.

         "Phase II Lease" means each lease, now or hereafter existing, between Landlord or any Landlord Affiliate and Sterling, or any successor or assign of Sterling, relating to the 9th through 16th assisted living facilities (or other similar facilities) developed by Sterling in association with Landlord or any Landlord Affiliate, as amended from time to time.

         "Phase II Tenant" means each tenant under any Phase II Lease.

         "Phase III Lease" means each lease now or hereafter existing, between Landlord or any Landlord Affiliate and Tenant, Sterling or any Affiliate relating to the 17th through 23rd assisted living facilities (or other similar facilities) developed by Tenant, Sterling or any Affiliate in association with Landlord or any Landlord Affiliate, as amended from time to time.

         "Phase III Tenant" means each tenant under any Phase III Lease.

         "Phase IV Lease" means each lease, including this Lease, now or hereafter existing, between Landlord or any Landlord Affiliate and Tenant, Sterling or any Affiliate relating to the 24th through 35th assisted living facilities (or other similar facilities) developed by Tenant, Sterling or any Affiliate in association with Landlord or any Landlord Affiliate, as amended from time to time.

         "Phase IV Tenant" means each tenant under any Phase IV Lease.



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         "Pro Forma Statement" means a financial forecast for the Facility for the next five year period prepared in accordance with the standards for forecasts established by the American Institute of Certified Public Accountants.

         "Rate Determination Date" means the date on which the value for the Rate Index is established for computing any Lease Rate. For any Lease Advances made during the Initial Term, the Rate Determination Date is the Lease Advance Date.

         "Rate Index" means the yield quoted in the Wall Street Journal on the applicable Rate Determination Date for the most actively traded United States Treasury Notes having the nearest equivalent maturity date to the Expiration Date. For any Lease Advance other than the first Lease Advance, the yield shall be computed based upon the remainder of the Initial Term.

         "Rate Spread" means the rate spread from time to time used to calculate the Lease Rate applicable to any Lease Advance. The Rate Spread is 330 basis points for the Initial Term.

         "Receivables" means [i] all of Tenant's rights to receive payment for providing resident care and services at the Facility as set forth in any accounts, contract rights, and instruments, and [ii] those documents, chattel paper, inventory proceeds, provider agreements, participation agreements, ledger sheets, files, records, computer programs, tapes, and agreements relating to Tenant's rights to receive payment for providing resident care services at the Facility.

         "Related Lease" means any Phase I Lease, Phase II Lease, Phase III Lease, Phase IV Lease or any other lease, now or hereafter existing, between Landlord or any Landlord Affiliate and Tenant, Sterling or any Affiliate.

         "Related Tenant" means any Phase I Tenant, Phase II Tenant, Phase III Tenant, Phase IV Tenant or any other tenant under any Related Lease.

         "Renewal Date" means the date on which the Lease Rate is reset and will be the first day of the Renewal Term.

         "Renewal Option" has the meaning set forth in Section 12.1.

         "Renewal Rate" means the Lease Rate established on the Renewal Date in accordance with Section 12.2(c).

         "Renewal Term" has the meaning set forth in Section 12.1.

         "Seller" means Sterling House Corporation.

         "Sterling" means Sterling House Corporation, a corporation organized under the laws of the State of Kansas.



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         "State" means the State in which the Facility is located.

         "Tenant's Obligations" means all payment and performance obligations of Tenant under this Lease and all documents executed by Tenant in connection with this Lease.

         "Term" means the Initial Term and the Renewal Term.

                                ARTICLE 2: RENT

         2.1 Base Rent. Tenant shall pay Landlord base rent ("Base Rent") in advance in consecutive monthly installments payable on the first day of each month during the Term commencing on the Commencement Date. If the Effective Date is not the first day of a month, Tenant shall pay Landlord Base Rent on the Effective Date for the partial month, i.e., for the period commencing on the Effective Date and ending on the day before the Commencement Date. The annual Base Rent for the Initial Term will be equal to the sum of the products of each Lease Advance times the Lease Rate for each Lease Advance. The Base Rent will be computed monthly based on the actual number of days elapsed over a 360-day year (365/360 method). The Base Rent for the Renewal Term will be computed in accordance with Section 12.2. The Acquisition Amount paid by Landlord to Tenant is the first Lease Advance under this Lease.

         2.2 Increase of Lease Rate and Base Rent. Commencing on the first anniversary of the Commencement Date and on each anniversary thereafter during the Term, including any Renewal Term and Extended Term, (each such date shall be herein defined as "Rent Adjustment Date") the Base Rent shall be increased so as to equal the lesser of (a) the Maximum Rent Adjustment (defined below), or (b) an amount determined by multiplying the Base Rent then in effect times a fraction, the numerator of which shall be the CPI Index on the applicable Rent Adjustment Date and the denominator of which shall be the CPI Index on the preceding Rent Adjustment Date (or on the Effective Date in the case of the first Rent Adjustment Date).

         If, for any Lease Year or any portion thereof, the Base Rent is adjusted in accordance with clause (b) above, then the difference between the Base Rent for such Lease Year, and the Base Rent for such Lease Year if adjusted in accordance with clause (a) above shall be referred to herein as the "Rent Shortfall." If, for any Lease Year, the Base Rent is adjusted in accordance with clause (a), then the difference between the Base Rent for such Lease Year and the Base Rent for such Lease Year if adjusted in accordance with clause (b), shall be referred to herein as the "Rent Surplus."

         Any Rent Surplus for a Lease Year shall be applied first to payment of the unpaid balance of any Rent Shortfalls for any previous Lease Years.

         As used herein, the "Maximum Rent Adjustment" shall be the Base Rent in any applicable year, which would result solely by multiplying, in each year, on the Rent Adjustment Date, the Base Rent then in effect (as adjusted pursuant to this Section 2.2 only) by 1.025.

         As used herein, the "CPI Index" shall mean and refer to the Consumer Price Index for Urban Wage Earners and Clerical Workers, U.S. Cities Average. All items (1982-84-100) published by the Bureau of Labor Statistics of the U.S. Department of Labor; provided that if



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compilation of the CPI Index in its present form and calculated on its present basis is discontinued or transferred to any other governmental department or bureau, then the index most nearly the same as the CPI Index published by the Bureau of Labor statistics shall be used. If there is no such similar index, a substitute index which is then generally recognized as being similar to the CPI Index shall be used, such substitute index to be reasonably selected by Landlord. Until the CPI Index is established, Tenant shall pay the Base Rent calculated in accordance with clause (a) above, and once the CPI Index for the Rent Adjustment Date of such Lease Year is published, the new Base Rent (as increased) shall be effective retroactively as of the Rent Adjustment Date with the remaining payments to be adjusted ratably.

         2.3 Additional Rent. In addition to Base Rent, Tenant shall pay all other amounts, liabilities, obligations and Impositions which Tenant assumes or agrees to pay under this Lease and any fine, penalty, interest, charge and cost which may be added for nonpayment or late payment of such items (collectively the "Additional Rent"). Base Rent and Additional Rent are hereinafter referred to as "Rent". Landlord shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of nonpayment of the Rent.

         2.4 Place of Payment of Rent. Tenant shall make all payments of Base Rent and any additional Rent required to be paid to Landlord at the Landlord's address set forth in the first paragraph of this Lease or at such other place as Landlord may designate from time to time. If delivery is by overnight mail, the address for Landlord shall be One SeaGate, Suite 1500, Toledo, Ohio 43604.

         2.5 Net Lease. This Lease shall be deemed and construed to be an "absolute net lease", and Tenant shall pay all Rent and other charges and expenses in connection with the Leased Property throughout the Term, without abatement, deduction or set-off.

         2.6 No Termination, Abatement, Etc. Except as otherwise specifically provided in this Lease, Tenant shall remain bound by this Lease in accordance with its terms. Tenant shall not, without the consent of Landlord, modify, surrender or terminate the Lease, nor seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent. Except as expressly provided in this Lease, the obligations of Landlord and Tenant shall not be affected by reason of [i] any damage to, or destruction of, the Leased Property or any part thereof from whatever cause or any Taking (as hereinafter defined) of the Leased Property or any part thereof; [ii] the lawful or unlawful prohibition of, or restriction upon, Tenant's use of the Leased Property, or any part thereof, the interference with such use by any person, corporation, partnership or other entity, or by reason of eviction by paramount title (subject to the provisions of Article 10); [iii] any claim which Tenant has or might have against Landlord or by reason of any default or breach of any warranty by Landlord under this Lease or any other agreement between Landlord and Tenant, or to which Landlord and Tenant are parties; [iv] any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceeding affecting Landlord or any assignee or transferee of Landlord; or [v] any other cause, whether similar or dissimilar to any of the foregoing, other than a discharge of Tenant from any such obligations as a matter of law. Except as otherwise specifically provided in this Lease, Tenant hereby specifically waives all rights, arising from any



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occurrence whatsoever, which may now or hereafter be conferred upon it by law
[a] to modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof; or [b] entitling Tenant to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Tenant hereunder. The obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default.

         2.7 Computational Method. Landlord and Tenant acknowledge that all rates under this Lease will be computed based on the actual number of days elapsed over a 360-day year (365/360 method).

         2.8 Commitment Fee. On the Effective Date, Tenant shall pay to Landlord the Commitment Fee.

                      ARTICLE 3: IMPOSITIONS AND UTILITIES

         3.1 Payment of Impositions. Tenant shall pay, as Additional Rent, all Impositions that may be levied or become a lien on the Leased Property or any part thereof at any time (whether prior to or during the Term), without regard to prior ownership of said Leased Property, before any fine, penalty, interest, or cost is incurred; provided, however, Tenant may contest any Imposition in accordance with Section 3.7. Tenant shall deliver to Landlord [i] not more than five days after the due date of each Imposition, copies of the invoice for such Imposition and the check delivered for payment thereof; and [ii] not more than 15 business days after the due date of each Imposition, a copy of the official receipt evidencing such payment or other proof of payment satisfactory to Landlord. Tenant's obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. Tenant, at its expense, shall prepare and file all tax returns and reports in respect of any Imposition as may be required by governmental authorities. Tenant shall be entitled to any refund due from any taxing authority if no Event of Default shall have occurred hereunder and be continuing. Landlord shall be entitled to any refund from any taxing authority if an Event of Default has occurred and is continuing. Any refunds retained by Landlord due to an Event of Default shall be applied as provided in Section
8.8. Landlord and Tenant shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event governmental authorities classify any property covered by this Lease as personal property, Tenant shall file all personal property tax returns in such jurisdictions where it may legally so file. Landlord, to the extent it possesses the same, and Tenant, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Landlord is legally required to file personal property tax returns, Tenant will be provided with copies of assessment notices indicating a value in excess of the reported value in sufficient time for Tenant to file a protest. Tenant may, upon notice to Landlord, at Tenant's option and at Tenant's sole cost and expense, protest, appeal, or institute such other proceedings as Tenant may deem appropriate to effect a reduction of real estate or personal property assessments and Landlord, at



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Tenant's expense as aforesaid, shall fully cooperate with Tenant in such protest, appeal, or other action. Tenant shall reimburse Landlord for all personal property taxes paid by Landlord within 30 days after receipt of billings accompanied by copies of a bill therefor and payments thereof which identify the personal property with respect to which such payments are made. Impositions imposed in respect to the tax-fiscal period during which the Term terminates shall be adjusted and prorated between Landlord and Tenant, whether or not such Imposition is imposed before or after such termination, and Tenant's obligation to pay or Landlord's obligation to refund its prorated share thereof shall survive such termination.

         3.2 Definition of Impositions. "Impositions" means, collectively, [i] taxes (including without limitation, all capital stock and franchise taxes of Landlord imposed by the State or any governmental entity in the State due to this lease transaction or Landlord's ownership of the Leased Property and the income arising therefrom, or due to Landlord being considered as doing business in the State because of Landlord's ownership of the Leased Property or lease thereof to Tenant), all real estate and personal property ad valorem, sales and use, business or occupation, single business, gross receipts, transaction privilege, rent or similar taxes; [ii] assessments (including without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed with the Term); [iii] ground rents, water, sewer or other rents and charges, excises, tax levies, and fees (including without limitation, license, permit, inspection, authorization and similar fees); [iv] all taxes imposed on Tenant's operations of the Leased Property, including without limitation, employee withholding taxes, income taxes and intangible taxes; [v] all real property conveyance taxes, transfer fees, deed stamps and similar charges imposed by the State or any governmental entity in the State with respect to the conveyance of the Leased Property from Seller to Landlord (if applicable) and from Landlord to Tenant; and [vi] all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or any part thereof and/or the Rent (including all interest and penalties thereon due to any failure in payment by Tenant), which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon [a] Landlord or Landlord's interest in the Leased Property or any part thereof; [b] the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein; or [c] any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Leased Property or the leasing or use of the Leased Property or any part thereof. Tenant shall not, however, be required to pay any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Landlord by any governmental entity other than as described in clause [i] above.

         3.3 Escrow of Impositions. If an Event of Default occurs and while it remains uncured, Tenant shall, at Landlord's election, deposit with Landlord on the first day of each month a sum equal to 1/12th of the Impositions assessed against the Leased Property for the preceding tax year, which sums shall be used by Landlord toward prompt payment of such Impositions. Tenant, on demand, shall pay to Landlord any additional funds necessary to pay and discharge the obligations of Tenant pursuant to the provisions of this section. The receipt by Landlord of the payment of such Impositions by and from Tenant shall only be as an accommodation to Tenant, the mortgagees, and the taxing authorities, and shall not be construed as rent or income to Landlord, Landlord serving, if at all, only as a conduit for delivery purposes.

         3.4 Utilities. Tenant shall pay, or cause to be paid, as Additional Rent, all taxes, assessments, charges, deposits, and bills for utilities, including without limitation charges for water, gas, oil, sanitary and storm sewer, electricity, telephone service, and trash collection, which may be charged against the occupant of the Improvements during the Term. If an Event of Default occurs and while it remains uncured, Tenant shall, at Landlord's election, deposit with Landlord on the first day of each month a sum equal to 1/12th of the amount of the annual utility expenses for the preceding Lease Year, which sums shall be used by Landlord to promptly pay such utilities. Tenant shall, on demand, pay to Landlord any additional amount needed to pay such utilities. Landlord's receipt of such payments shall only be an accommodation to Tenant and the utility companies and shall not constitute rent or income to Landlord. Tenant shall at all times maintain that amount of heat necessary to ensure against the freezing of water lines. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any liability or damages to the utility systems and the Leased Property that may result from Tenant's failure to maintain sufficient heat in the Improvements unless the failure arises from Landlord's failure to make prompt payment of utility expenses to the extent that funds for such expenses have been deposited with Landlord under this section.

         3.5 Discontinuance of Utilities. Landlord will not be liable for damages to person or property or for injury to, or interruption of, business for any discontinuance of utilities nor will such discontinuance in any way be construed as an eviction of Tenant or cause an abatement of rent or operate to release Tenant from any of Tenant's obligations under this Lease unless
Landlord has failed to make prompt payment of utility expenses to the extent that funds for such expenses have been deposited with Landlord under Section 3.4 above.

         3.6 Business Expenses. Tenant shall promptly pay all expenses and costs incurred in connection with the operation of the Facility on the Leased Property, including without limitation, employee benefits, employee vacation and sick pay, consulting fees, and expenses for inventory and supplies.

         3.7 Permitted Contests. Tenant, on its own or on Landlord's behalf (or in Landlord's name), but at Tenant's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or any Legal Requirement or insurance requirement or any lien, attachment, levy, encumbrance, charge or claim provided that [i] in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Landlord and from the Leased Property; [ii] neither the Leased Property nor any Rent therefrom nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited, attached or lost; [iii] in the case of a Legal Requirement, Landlord would not be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; [iv] in the event that any such contest shall involve a sum of money or potential loss in excess of $50,000.00, Tenant shall deliver to Landlord and its counsel an opinion of Tenant's counsel to the effect set forth in clauses [i], [ii] and [iii], to the extent applicable; [v] in the case of a Legal Requirement and/or an Imposition, lien, encumbrance or charge, Tenant shall give such reasonable security as may be demanded by Landlord to insure ultimate payment of the same and to prevent any sale or forfeiture of the affected Leased Property or the Rent by reason of such nonpayment or noncompliance; provided, however, the provisions of this section shall not be construed to permit Tenant to contest the payment of Rent (except as to contests concerning the method of computation or the basis of levy of any Imposition or the basis for the assertion of any other claim) or any other sums payable by Tenant to Landlord hereunder; [vi] in the case of an insurance requirement, the coverage required by Article 4 shall be maintained; and [vii] if such contest be finally resolved against Landlord or Tenant, Tenant shall, as Additional Rent due hereunder, promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable Legal Requirement or insurance requirement. Landlord, at Tenant's expense, shall execute and deliver to Tenant such authorizations and other documents as may be reasonably required in any such contest, and, if reasonably requested by Tenant or if Landlord so desires, Landlord shall join as a party therein. Tenant hereby agrees to indemnify and save Landlord harmless from and against any liability, cost or expense of any kind that may be imposed upon Landlord in connection with any such contest and any loss resulting therefrom.

                              ARTICLE 4: INSURANCE

         4.1 Property Insurance. At Tenant's expense, Tenant shall maintain in full force and effect a property insurance policy or policies insuring the Leased Property against the following:

             (a) Loss or damage commonly covered by a "Special Form" policy insuring against physical loss or damage to the Improvements and Personal Property, including but not limited to, risk of loss from fire and other hazards, collapse, transit coverage, vandalism, malicious mischief, theft, earthquake (if the Leased Property is in earthquake zone 1 or 2 per the ISO rating system,) and sinkholes (if usually recommended in the area of the Leased Property). The policy shall be in the amount of the full replacement value (as defined in Section 4.5) of the Improvements and Personal Property and shall contain a deductible amount acceptable to Landlord. Landlord shall be named as an additional insured. The policy shall include a stipulated value endorsement or agreed amount endorsement and endorsements for contingent liability for operations of building laws, demolition costs, and increased cost of construction.

             (b) If applicable, loss or damage by explosion of steam boilers, pressure vessels, or similar apparatus, now or hereafter installed on the Leased Property, in commercially reasonable amounts acceptable to Landlord.

             (c) Consequential loss of rents and income coverage insuring against all "Special Form" risk of physical loss or damage with limits and deductible amounts acceptable to Landlord covering risk of loss during the first 9 months of reconstruction, and containing an endorsement for extended period of indemnity of at least six months, and shall be written with a stipulated amount of coverage if available at a reasonable premium.

             (d) If the Leased Property is located, in whole or in part, in a federally designated 100-year flood plain area, flood insurance for the Improvements in an amount equal to the lesser of [i] the full replacement value of the Improvements; or [ii] the maximum amount of insurance available for the Improvements under all federal and private flood insurance programs.

             (e) Loss or damage caused by the breakage of plate glass in commercially reasonable amounts acceptable to Landlord.

             (f) Loss or damage commonly covered by blanket crime insurance including employee dishonesty, loss of paper currency, depositor's forgery, and loss of property of patients accepted by Tenant for safekeeping, in commercially reasonable amounts acceptable to the Landlord.

         4.2 Liability Insurance. At Tenant's expense, Tenant shall maintain liability insurance against the following:

             (a) Claims for personal injury or property damage commonly covered by comprehensive general liability insurance with endorsements for incidental malpractice, contractual, personal injury, owner's protective liability, voluntary medical payments, products and completed operations, broad form property damage, and extended bodily injury, with commercially reasonable amounts for bodily injury, property damage, and voluntary medical payments acceptable to Landlord, but with a combined single limit of not less than $5,000,000.00 per occurrence.

             (b) Claims for personal injury and property damage commonly covered by comprehensive automobile liability insurance, covering all owned and non-owned automobiles, with commercially reasonable amounts for bodily injury, property damage, and for automobile medical payments acceptable to Landlord, but with a combined single limit of not less than $5,000,000.00 per occurrence.

             (c) Claims for personal injury commonly covered by medical malpractice insurance in commercially reasonable amounts acceptable to Landlord.

             (d) Claims commonly covered by worker's compensation insurance for all persons employed by Tenant on the Leased Property. Such worker's compensation insurance shall be in accordance with the requirements of all applicable local, state, and federal law.

         4.3 Builder's Risk Insurance. In connection with any construction, Tenant shall maintain in full force and effect a builder's completed value risk policy ("Builder's Risk Policy") of insurance in a nonreporting form insuring against all "Special Form" risk of physical loss or damage to the Improvements, including but not limited to, risk of loss from fire and other hazards, collapse, transit coverage, vandalism, malicious mischief, theft, earthquake (if Leased Property is in earthquake zone 1 or 2) and sinkholes (if usually recommended in the area of the Leased Property). The Builder's Risk Policy shall include endorsements providing coverage for building materials and supplies and temporary premises. The Builder's Risk Policy shall be in the amount of the full replacement value of the Improvements and shall contain a deductible amount acceptable to Landlord. Landlord shall be named as an additional insured. The Builder's Risk Policy shall include an endorsement permitting initial occupancy.

         4.4 Insurance Requirements. The following provisions shall apply to all insurance coverages required hereunder:

             (a) The form and substance of all policies shall be subject to the approval of Landlord, which approval will not be unreasonably withheld.

             (b) The carriers of all policies shall have a Best's Rating of "A" or better and a Best's Financial Category of IX or higher and shall be authorized to do insurance business in the State.

             (c) Tenant shall be the "named insured" and Landlord shall be an "additional insured" on each liability policy. On all property and casualty policies, Landlord and Tenant shall be joint loss payees.

             (d) Tenant shall deliver to Landlord certificates or policies showing the required coverages and endorsements. The policies of insurance shall provide that the policy may not be cancelled or not renewed, and no material change or reduction in coverage may be made, without at least 30 days' prior written notice to Landlord.

             (e) The policies shall contain a severability of interest and/or cross-liability endorsement, provide that the acts or omissions of Tenant or Landlord will not invalidate the coverage of the other party, and provide that Landlord shall not be responsible for payment of premiums.

             (f) All casualty loss adjustment shall require the written consent of Landlord and Tenant, as their interests may appear.

             (g) At least 30 days prior to the expiration of each policy, Tenant shall deliver to Landlord a certificate showing renewal of such policy and payment of the annual premium therefor and a current Certificate of Compliance (in the form delivered at the time of Closing) completed and signed by Tenant's insurance agent.

         4.5 Replacement Value. The term "full replacement value" means the actual replacement cost thereof from time to time including increased cost of construction endorsement, with no reductions or deductions. Tenant shall, in connection with each annual policy renewal, deliver to Landlord a redetermination of the full replacement value by the insurer or an endorsement indicating that the Leased Property is insured for its full replacement value. If Tenant makes any Permitted Alterations (as hereinafter defined) to the Leased Property, Landlord may have such full replacement value redetermined at any time after such Permitted Alterations are made, regardless of when the full replacement value was last determined.

         4.6 Blanket Policy. Notwithstanding anything to the contrary contained in this section, Tenant may carry the insurance required by this Article under a blanket policy of insurance, provided that the coverage afforded Tenant will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all of the requirements of this Lease.

         4.7 No Separate Insurance. Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article, or increase the amounts of any then existing insurance, by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including Landlord and any mortgagees, are included therein as additional insureds or loss payees, the loss is payable under said insurance in the same manner as losses are payable under this Lease, and such additional insurance is not prohibited by the existing policies of insurance. Tenant shall immediately notify Landlord of the taking out of such separate insurance or the increasing of any of the amounts of the existing insurance by securing an additional policy or additional policies.

         4.8 Waiver of Subrogation. Each party hereto hereby waives any and every claim which arises or may arise in its favor and against the other party hereto during the Term for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, the Leased Property, which loss or damage is covered by valid and collectible insurance policies, to the extent that such loss or damage is recoverable under such policies. Said mutual waiver shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss or damage to property of the parties hereto. Inasmuch as the said waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto agrees immediately to give each insurance company which has issued to it policies of insurance, written notice of the terms of said mutual waivers, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers, so long as such endorsement is available at a reasonable cost.

         4.9 Mortgages. The following provisions shall apply if Landlord now or hereafter places a mortgage on the Leased Property or any part thereof: [i] Tenant shall obtain a standard form of lender's loss payable clause insuring the interest of the mortgagee; [ii] Tenant shall deliver evidence of insurance to such mortgagee; [iii] loss adjustment of claims in excess of $50,000.00 shall require the consent of the mortgagee, which consent shall not be unreasonably withheld; and [iv] Tenant shall provide such other information and documents as may be reasonably required by the mortgagee.

         4.10 Escrows. After an Event of Default occurs hereunder and until such Event of Default is cured, Tenant shall make such periodic payments of insurance premiums in accordance with Landlord's requirements after receipt of notice thereof from Landlord.

                              ARTICLE 5: INDEMNITY

         5.1 Tenant's Indemnification. Tenant hereby indemnifies and agrees to hold harmless Landlord, any successors or assigns of Landlord, and Landlord's and such successor's and assign's directors, officers, employees and agents from and against any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), losses, liabilities (including strict liability), judgments, and expenses (including, without limitation, reasonable attorneys' fees, court costs, and the costs set forth in Section 8.7) incurred in connection with or arising from: [i] the use or occupancy of the Leased Property by Tenant or any persons claiming under Tenant; [ii] any activity, work, or thing done, or permitted or suffered by Tenant in or about the Leased Property; [iii] any acts, omissions, or negligence of Tenant or any person claiming under Tenant, or the contractors, agents, employees, invitees, or visitors of Tenant or any such person; [iv] any breach, violation, or nonperformance by Tenant or any person claiming under Tenant or the employees, agents, contractors, invitees, or visitors of Tenant or of any such person, of any term, covenant, or provision of this Lease or any law, ordinance, or governmental requirement of any kind including, without limitation, any failure to comply with any applicable requirements under the ADA; [v] any injury or damage to the person, property or business of Tenant, its employees, agents, contractors, invitees, visitors, or any other person entering upon the Leased Property; and [vi] any construction, alterations, changes or demolition of the Facility performed by or contracted for Tenant or its employees, agents or contractors. Provided, however, that Tenant shall have no indemnity obligation with respect to matters, liabilities, obligations, claims, damages, penalties, causes of actions, costs and expenses caused by Landlord's gross negligence or willful misconduct. If any action or proceeding is brought against Landlord, its employees, or agents by reason of any such claim, Tenant, upon notice from Landlord, will defend the claim at Tenant's expense with counsel reasonably satisfactory to Landlord. All amounts payable to Landlord under this section shall be payable on written demand and any such amounts which are not paid within 10 days after demand therefor by Landlord shall bear interest at the Overdue Rate. In case any action, suit or proceeding is brought against Tenant by reason of any such occurrence, Tenant shall use its best efforts to defend such action, suit or proceeding.

         5.1.1 Notice of Claim. Landlord shall notify Tenant in writing of any claim or action brought against Landlord in which indemnity may be sought against Tenant pursuant to this section. Such notice shall be given in sufficient time to allow Tenant to defend or participate in such claim or action, but the failure to give such notice in sufficient time shall not constitute a defense hereunder nor in any way impair the obligations of Tenant under this section unless the failure to give such notice precludes or materially prejudices Tenant's defense of any such action.

         5.1.2 Survival of Covenants. The covenants of Tenant contained in this section shall remain in full force and effect after the termination of this Agreement until the expiration of the period stated in the applicable statute of limitations during which a claim or cause of action may be brought and payment in full or the satisfaction of such claim or cause of action and of all expenses and charges incurred by Landlord relating to the enforcement of the provisions herein specified.

         5.1.3 Reimbursement of Expenses. Unless prohibited by law, Tenant hereby agrees to pay to Landlord all of the reasonable fees, charges and reasonable out-of-pocket expenses related to the Facility and required hereby, or incurred by Landlord in enforcing the provisions of this Agreement.

                  5.2 Environmental Indemnity; Audits.

                  5.2.1 Indemnification. Tenant hereby indemnifies and agrees to hold harmless Landlord, any successors to Landlord's interest in this Lease, and Landlord's and such successors' directors, officers, employees and agents from and against any losses, claims, damages (including consequential damages), penalties, fines, liabilities (including strict liability), costs (including cleanup and recovery costs), and expenses (including expenses of litigation and reasonable attorneys' fees) incurred by Landlord or any other indemnitee or assessed against the Leased Property by virtue of any claim or lien by any governmental or quasi-governmental unit, body, or agency, or any third party, for cleanup costs or other costs pursuant to any Environmental Law. Tenant's indemnity shall survive the termination of this Lease. Provided, however, Tenant shall have no indemnity obligation with respect to [i] Hazardous Materials first introduced to the Leased Property subsequent to the date that Tenant's occupancy of the Leased Property shall have fully terminated; or [ii] Hazardous Materials introduced to the Leased Property by Landlord, its agent, employees, successors or assigns. If at any time during the Term of this Lease any governmental authority notifies Landlord or Tenant of a violation of any Environmental Law or Landlord reasonably believes that a Facility may violate any Environmental Law, Landlord may require one or more environmental audits of the Leased Premises, in such form, scope and substance as specified by Landlord, at Tenant's expense. Tenant shall, within 30 days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing any environmental audit, including without limitation, reasonable attorneys' fees and costs.

                  5.3 Limitation of Landlord's Liability. Landlord, its agents, and employees, will not be liable for any loss, injury, death, or damage (including consequential damages) to persons, property, or Tenant's business occasioned by theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, order of governmental body or authority, fire, explosion, falling objects, steam, water, rain or snow, leak or flow of water (including water from the elevator system), rain or snow from the Leased Property or into the Leased Property or from the roof, street, subsurface or from any other place, or by dampness or from the breakage, leakage, obstruction, or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures of the Leased Property, or from construction, repair, or alteration of the Leased Property or from any acts or omissions of any other occupant or visitor of the Leased Property, or from any other cause beyond Landlord's control. The foregoing limitation does not apply to loss, injury, death or damage caused by Landlord's gross negligence or willful misconduct.

                    ARTICLE 6: USE AND ACCEPTANCE OF PREMISES

                  6.1 Use of Leased Property. Tenant shall use and occupy the Leased Property exclusively for the Facility Uses and for all lawful and licensed ancillary uses, and for no other purpose without the prior written consent of the Landlord which consent shall not be unreasonably withheld. Tenant shall obtain and maintain all approvals, licenses, and consents needed to use and operate the Leased Property as herein permitted. Tenant shall deliver to Landlord complete copies of surveys, examinations, certification and licensure inspections, compliance certificates, and other similar reports issued to Tenant by any governmental agency within 10 days after Tenant's receipt of each item.

                  6.2 Acceptance of Leased Property. Tenant acknowledges that [i] Tenant and its agents have had an opportunity to inspect the Leased Property; [ii] Tenant has found the Leased Property fit for Tenant's use; [iii] Landlord will deliver the Leased Property to Tenant in "as-is" condition; [iv] Landlord is not obligated to make any improvements or repairs to the Leased Property; and [v] the roof, walls, foundation, heating, ventilating, air conditioning, telephone, sewer, electrical, mechanical, elevator, utility, plumbing, and other portions of the Leased Property are in good working order. Tenant waives any claim or action against Landlord with respect to the condition of the Leased Property. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT.

                  6.3 Conditions of Use and Occupancy. Tenant agrees that during the Term it shall use and keep the Leased Property in a careful, safe and proper manner; not commit or suffer waste thereon; not use or occupy the Leased Property for any unlawful purposes; not use or occupy the Leased Property or permit the same to be used or occupied, for any purpose or business deemed extra hazardous on account of fire or otherwise; keep the Leased Property in such repair and condition as may be required by the Board of Health, or other city, state or federal authorities, free of all cost to Landlord; not permit any acts to be done which will cause the cancellation, invalidation, or suspension of any insurance policy; and permit Landlord and its agents to enter upon the Leased Property at all reasonable times to examine the condition thereof and accompanied by a representative of Tenant to the extent such a representative is available.

                     ARTICLE 7: REPAIRS AND MECHANICS' LIENS

                  7.1 Maintenance. Tenant shall maintain, repair, and replace the Leased Property, including without limitation, all structural and nonstructural repairs and replacements to the roof, foundations, exterior walls, parking areas, sidewalks, water, sewer, and gas connections, pipes, and mains. Tenant shall pay, as Additional Rent, the full cost of maintenance, repairs, and replacements. Tenant shall maintain all drives, sidewalks, parking areas, and lawns on or about the Leased Property in a clean and orderly condition, free of accumulations of dirt, rubbish, snow and ice. Tenant shall permit Landlord to inspect the Leased Property at all reasonable times, and shall implement all reasonable suggestions of the Landlord as to the maintenance and replacement of the Leased Property.

                  7.2 Required Alterations. Tenant shall, at Tenant's sole cost and expense, make any additions, changes, improvements or alterations to the Leased Property, including structural alterations, which may be required by any governmental authorities, including those required to maintain licensure or certification under the Medicare and Medicaid programs (if so certified), whether such changes are required by Tenant's use, changes in the law, ordinances, or governmental regulations, defects existing as of the date of this Lease, or any other cause whatever. All such additions, changes, improvements or alterations shall be deemed to be Permitted Alterations and shall comply with all laws requiring such alterations and with the provisions of Section 16.4.

                  7.3 Mechanic's Liens. Tenant shall have no authority to permit or create a lien against Landlord's interest in the Leased Property, and upon Landlord's request, Tenant shall post notices during construction or file such documents as may be required to protect Landlord's interest in the Leased Property against liens. Tenant hereby agrees to defend, indemnify, and hold Landlord harmless from and against any mechanic's liens against the Leased Property by reason of work, labor, services or materials supplied or claimed to have been supplied on or to the Leased Property. Tenant shall remove, bond-off, or otherwise obtain the release of any mechanic's lien filed against the Leased Property within 10 days after Tenant receives notice of the filing thereof; provided, however, that Tenant shall have the right to contest in good faith and with due diligence the validity of any such lien upon furnishing such security or indemnity as may be reasonably required by Landlord. Tenant shall pay all Landlord's expenses in connection therewith, including without limitation, damages, interest, court costs and reasonable attorneys' fees.

                  7.4 Replacements of Fixtures and Personal Property. Tenant shall not remove Fixtures and Personal Property from the Leased Property except to replace the Fixtures and Personal Property by other similar items of equal quality and value. Items being replaced by Tenant may be removed and shall become the property of Tenant and items replacing the same shall be and remain the property of Landlord. Tenant shall execute, upon written request from Landlord, any and all documents necessary to evidence Landlord's ownership of the Personal Property and replacements therefor. Tenant may finance replacements for the Fixtures and Personal Property by equipment lease or by a security agreement and financing statement and if the original cost of the equipment exceeds $50,000.00, Tenant must obtain the following: [i] Landlord's consent to the terms and conditions of the equipment lease or security agreement; and [ii] a nondisturbance agreement from the equipment lessor or lender upon terms and conditions reasonably acceptable to Landlord, including without limitation, the following: [a] Landlord shall have the right (but not the obligation) to assume such security agreement or equipment lease upon the occurrence of an Event of Default under this Lease; [b] the equipment lessor or lender shall notify Landlord of any default by Tenant under the equipment lease or security agreement and give Landlord a reasonable opportunity to cure such default; and [c] Landlord shall have the right to assign its rights under the equipment lease, security agreement, or nondisturbance agreement. Tenant shall, within 30 days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing and approving the equipment lease, security agreement, and nondisturbance agreement, including without limitation, reasonable attorneys' fees and costs.

                        ARTICLE 8: DEFAULTS AND REMEDIES

                  8.1 Events of Default. The occurrence of any one or more of the following shall be an event of default ("Event of Default") hereunder:

                           (a) Tenant fails to pay in full any installment of
Rent, or any other monetary obligation payable by Tenant under this Lease within three business days after Tenant is given written notice of such failure, which written notice shall be given, at Landlord's option, at any time after the expiration of 10 days from the date such payment is due; provided, however, that if Tenant receives two notices of default during any one year period, regardless of any subsequent cure of such default, thereafter Landlord shall not be obligated to give Tenant written notice of any failure to make any such payments, and it shall be an Event of Default if Tenant fails to pay any installment of Rent or any other monetary obligation payable by Tenant under this Lease within 10 days after such payment is due.

                           (b) [DELETED]

                           (c) Tenant fails to comply with any covenant set
forth in Article 14, Section 15.6 or Section 15.7 of this Lease, to the extent such covenant is applicable to such entity.

                           (d) Tenant fails to observe and perform any other
covenant, condition or agreement under this Lease to be performed by Tenant and [i] such failure continues for a period of 30 days after written notice thereof is given to Tenant by Landlord; or [ii] if, by reason of the nature of such default, the same cannot be remedied within said 30 days, Tenant fails to proceed with diligence reasonably satisfactory to Landlord after receipt of the notice to cure the same or, in any event, fails to cure such default within 90 days after receipt of the notice. The foregoing notice and cure provisions do not apply to any Event of Default otherwise specifically described in any other subsection of Section 8.1.

                           (e) Tenant abandons or vacates the Leased Property
or any material part thereof or ceases to do business or ceases to exist for any reason for any one or more days except as a result of condemnation or casualty.

                           (f) [i] The filing by Tenant of a petition under 11
U.S.C. or the commencement of a bankruptcy or similar proceeding by Tenant; [ii] the failure by Tenant within 60 days to dismiss an involuntary bankruptcy petition or other commencement of a bankruptcy, reorganization or similar proceeding against Tenant or to lift or stay any execution, garnishment or attachment of such consequence as will impair its ability to carry on its operation at the Leased Property; [iii] the entry of an order for relief under 11 U.S.C. in respect of Tenant; [iv] any assignment by Tenant for the benefit of its creditors; [v] the entry by Tenant into an agreement of composition with its creditors; [vi] the approval by a court of competent jurisdiction of a petition applicable to Tenant in any proceeding for its reorganization instituted under the provisions of any state or federal bankruptcy, insolvency, or similar laws; [vii] appointment by final order, judgment, or decree of a court of competent jurisdiction of a receiver of a whole or any substantial part of the properties of Tenant (provided such receiver shall not have been removed or discharged within 60 days of the date of his qualification).

                           (g) [i] Any receiver, administrator, custodian or
other person takes possession or control of any of the Leased Property and continues in possession for 60 days; [ii] any writ against any of the Leased Property is not released within 60 days; [iii] any judgment is rendered or proceedings are instituted against the Leased Property or Tenant which affect the

Leased Property or any part thereof, which is not dismissed for 60 days (except as otherwise provided in this section); [iv] all or a substantial part of the assets of Tenant are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any receiver, trustee, custodian, or assignee for the benefit of creditors; [v] Tenant is enjoined, restrained, or in any way prevented by court order (other than ex parte order) from conducting all or a substantial part of its business or affairs; or [vi] except as otherwise permitted hereunder, a final notice of lien, levy or assessment is filed of record with respect to all or any part of the Leased Property or any property of Tenant located at the Leased Property and is not dismissed, discharged, or bonded-off within 30 days or is not otherwise addressed pursuant to Section 7.3.

                           (h) Any representation or warranty made by Tenant in
this Lease or any other document executed in connection with this Lease, any guaranty of or other security for this Lease, or any report, certificate, application, financial statement or other instrument furnished by Tenant pursuant hereto or thereto shall prove to be false, misleading or incorrect in any material respect as of the date made.

                           (i) Tenant or any Affiliate defaults on any
indebtedness or obligation to Landlord or any Landlord Affiliate, including, without limitation, any lease with Landlord or any Landlord Affiliate, or Tenant, Sterling or any Affiliate receives notice of acceleration of payment in connection with a default under any Material Obligation unless Tenant can demonstrate to Landlord that such acceleration will not cause Tenant to be in violation of Section 15.7, and any applicable grace or cure period with respect to default under such indebtedness or obligation expires without such default having been cured. This provision applies to all such indebtedness and obligations as they may be amended, modified, extended, or renewed from time to time.

                           (j) Except as otherwise specifically permitted
herein, the assignment, sublease or the occurrence of any other change in Tenant's leasehold interest in the Leased Property, which shall not include any change in Tenant's stock ownership.

                           (k) The license for the Facility or any other
Government Authorization, is cancelled, suspended or otherwise invalidated, notice of impending revocation proceedings is received and Tenant fails to diligently contest such proceeding, or any reduction occurs in the number of licensed beds or units at the Facility in excess of 3%.

                           8.2 Remedies. Landlord may exercise any one or more
of the following remedies upon the occurrence of an Event of Default:

                           (a) Landlord may re-enter and take possession of the
Leased Property without terminating the Lease, and lease the Leased Property for the account of Tenant at a commercially reasonable rate, holding Tenant liable for all costs of the Landlord in reletting the Leased Property and for the difference in the amount received by such reletting and the amounts payable by Tenant under the Lease.

                           (b) Landlord may terminate this Lease, exclude
Tenant from possession of the Leased Property and use efforts to lease the Leased Property to others at a commercially reasonable rate, holding Tenant liable for the difference in the amounts received from such reletting and the amounts payable by Tenant under the Lease.

                           (c) Landlord may re-enter the Leased Property and
have, repossess and enjoy the Leased Property as if the Lease had not been made, and in such event, Tenant and its successors and assigns shall remain liable for any contingent or unliquidated obligations or sums owing at the time of such repossession.

                           (d) Landlord may have access to and inspect, examine
and make copies of the books and records and any and all accounts, data and income tax and other returns of Tenant insofar as they pertain to the Leased Property.

                           (e) Landlord may accelerate all of the unpaid Rent
hereunder so that the aggregate Rent for the unexpired term of this Lease becomes immediately due and payable.

                           (f) Landlord may take whatever action at law or in
equity as may appear necessary or desirable to collect the Rent and other amounts payable under the Lease then due and thereafter to become due, or to enforce performance and observance of any obligations, agreements or covenants of Tenant under the Commitment and this Lease, and may exercise all of Landlord's remedies set forth in the Commitment and this Lease.

                           (g) With respect to the Collateral and Landlord's
security interest therein, Landlord may exercise all of its rights as secured party under Article 9 of the Uniform Commercial Code as adopted in the State. Landlord may sell the Collateral by public or private sale upon 10 days notice to Tenant. Tenant agrees that a commercially reasonable manner of disposition of the Collateral shall include, without limitation and at the option of Landlord, a sale of the Collateral, in whole or in part, concurrently with the sale of the Leased Property.

                           (h) Landlord may obtain control over and collect the
Receivables and apply the proceeds of the collections to satisfaction of Tenant's Obligations unless prohibited by law. Tenant appoints Landlord or its designee as attorney for Tenant with powers [i] to receive, to endorse, to sign and/or to deliver, in Tenant's name or Landlord's name, any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, and to waive demand, presentment, notice of dishonor, protest, and any other notice with respect to any such instrument; [ii] to sign Tenant's name on any invoice or bill of lading relating to any Receivable, drafts against account debtors, assignments and verifications of Receivables, and notices to account debtors; [iii] to send verifications of Receivables to any account debtor; and [iv] to do all other acts and things necessary to carry out this Lease. Landlord shall not be liable for any omissions, commissions, errors of judgment, or mistakes in fact or law made in the exercise of any such powers provided Landlord's exercise of such power is commercially reasonable. At Landlord's option, Tenant shall [i] provide Landlord a full accounting of all amounts received on account of Receivables with such frequency and in such form as Landlord may require, either with or without applying all collections on Receivables in payment of Tenant's Obligations or [ii] deliver to Landlord on the day of receipt all such collections in the form received and duly endorsed by Tenant. At Landlord's request, Tenant shall institute any action or enter into any settlement determined by Landlord to be necessary to obtain recovery or redress from any account debtor in default of Receivables. Landlord may give notice of its security interest in the Receivables to any or all account debtors with instructions to make all payments on Receivables directly to Landlord, thereby terminating Tenant's authority to collect Receivables. After terminating Tenant's authority to enforce or collect Receivables, Landlord shall have the right to take possession of any or all Receivables and records thereof and is hereby authorized to do so, and only Landlord shall have the right to collect and enforce the Receivables. Prior to the occurrence of an Event of Default, at Tenant's cost and expense, but on behalf of Landlord and for Landlord's account, Tenant shall collect or otherwise enforce all amounts unpaid on Receivables and hold all such collections in trust for Landlord, but Tenant may commingle such collections with Tenant's own funds, until Tenant's authority to do so has been terminated, which may be done only after an Event of Default. Notwithstanding any other provision hereof, Landlord does not assume any of Tenant's obligations under any Receivable, and Landlord shall not be responsible in any way for the performance of any of the terms and conditions thereof by Tenant.

                           (i) Without waiving any prior or subsequent Event of
Default, Landlord may waive any Event of Default or, with or without waiving any Event of Default, remedy any default.

                           (j) Landlord may terminate its obligation to
disburse Lease Advances.

                           (k) Landlord may enter and take possession of the
Land and Facility without terminating the Lease and complete renovation of the Improvements (or any part thereof) and perform the obligations of Tenant under this Lease. Without limiting the generality of the foregoing and for the purposes aforesaid, Tenant hereby appoints Landlord its lawful attorney-in-fact with full power to do any of the following: [i] complete renovation and equipping of the Improvements in the name of Tenant; [ii] use unadvanced funds remaining under the Lease Amount, or funds that may be reserved, escrowed, or set aside for any purposes hereunder at any time, or to advance funds in excess of the Lease Amount, to complete the Improvements; [iii] make changes in the plans and specifications that shall be necessary or desirable to complete the Improvements in substantially the manner contemplated by the plans and specifications; [iv] retain or employ new general contractors, subcontractors, architects, engineers, and inspectors as shall be required for said purposes; [v] pay, settle, or compromise all existing bills and claims, which may be liens or security interests, or to avoid such bills and claims becoming liens against the Facility or security interest against fixtures or equipment, or as may be necessary or desirable for the completion of the construction and equipping of the Improvements or for the clearance of title; [vi] do any and every act that Tenant might do in its own behalf, to prosecute and defend all actions or proceedings in connection with the Improvements; and [vii] to execute, deliver and file all applications and other documents and take any and all actions necessary to transfer the operations of the Facility to Landlord or Landlord's designee. This power of attorney is a power coupled with an interest and cannot be revoked.

                  8.3 Right of Set-Off. After an Event of Default occurs hereunder and is continuing, Landlord may, and is hereby authorized by Tenant to, at any time and from time to time without advance notice to Tenant (any such notice being expressly waived by Tenant), set-off and apply any and all sums held by Landlord, any indebtedness of Landlord to Tenant, and any claims by Tenant against Landlord, against any obligations of Tenant hereunder and against any claims by Landlord against Tenant, whether or not such obligations or claims of Tenant are matured and whether or not Landlord has exercised any other remedies hereunder. The rights of Landlord under this section are in addition to any other rights and remedies Landlord may have against Tenant.

                  8.4 Performance of Tenant's Covenants. Landlord may perform any obligation of Tenant which Tenant has failed to perform within 10 days after Landlord has sent a written notice to Tenant informing it of its specific failure. Tenant shall reimburse Landlord on demand, as Additional Rent, for any expenditures thus incurred by Landlord and shall pay interest thereon at the Overdue Rate (as defined in Section 8.6).

                  8.5 Late Payment Charge. Tenant acknowledges that any default in the payment of any installment of Rent payable hereunder will result in loss and additional expense to Landlord in servicing any indebtedness of Landlord secured by the Leased Property, handling such delinquent payments, and meeting its other financial obligations, and because such loss and additional expense is extremely difficult and impractical to ascertain, Tenant agrees that in the event any Rent payable to Landlord hereunder is not paid within 10 days after the due date, Tenant shall pay a late charge of 5% of the amount of the overdue payment as a reasonable estimate of such loss and expenses, unless applicable law requires a lesser charge, in which event the maximum rate permitted by such law may be charged by Landlord. The 10 day grace period set forth in this section shall not extend the time for payment of Rent or the period for curing any default or constitute a waiver of such default.

                  8.6 Interest. In addition to the late payment charge, any payment not made by Tenant within 10 days after the due date shall thereafter bear interest at the rate (the "Overdue Rate") of the greater of [i] 18.5% per annum; or [ii] 2.5% per annum above the Lease Rate then in effect (except that if this Lease is governed by Texas law, the Overdue Rate shall be 18.0% per annum); provided, however, that at no time will Tenant be required to pay interest at a rate higher than the maximum legal rate and, provided further, that if a court of competent jurisdiction determines that any other charges payable under this Lease are deemed to be interest, the Overdue Rate shall be adjusted to ensure that the aggregate interest payable under this Lease does not accrue at a rate in excess of the maximum legal rate. Tenant shall not be required to pay interest upon any late payment fees assessed pursuant to Section 8.5.

                  8.7 Litigation; Attorneys' Fees. Within five days after Tenant has knowledge of any litigation or other proceeding that may be instituted against Tenant that is material to the construction or operation of the Facility or that is material to Tenant's business or financial condition, against the Leased Property to secure or recover possession thereof, or that may affect the title to or the interest of Landlord in the Leased Property, Tenant shall give written notice thereof to Landlord. Tenant shall pay all reasonable costs and expenses incurred by Landlord in enforcing or preserving Landlord's rights under this Lease, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including without limitation, [i] the fees, expenses, and costs of any litigation, receivership, administrative, bankruptcy, insolvency or other similar proceeding; [ii] reasonable attorney, paralegal, consulting and witness fees and disbursements, whether in house counsel or outside counsel; and [iii] the expenses, including without limitation, lodging, meals, and transportation, of Landlord and its employees, agents, attorneys, and witnesses in preparing for litigation, administrative, bankruptcy, insolvency or other similar proceedings and attendance at hearings, depositions, and trials in connection therewith. All such costs, charges and fees payable by Tenant shall be deemed to be Additional Rent under this Lease.

                  8.8 Escrows and Application of Payments. As security for the performance of its obligations hereunder, Tenant hereby assigns to Landlord all its right, title, and interest in and to all monies escrowed with Landlord under this Lease and all deposits with utility companies, taxing authorities and insurance companies; provided, however, that Landlord shall not exercise its rights hereunder until an Event of Default has occurred. Any payments received by Landlord under any provisions of this Lease during the existence or continuance of an Event of Default shall be applied to Tenant's obligations in the order which Landlord may determine.

                  8.9 Remedies Cumulative. The remedies of Landlord herein are cumulative to and not in lieu of any other remedies available to Landlord at law or in equity. The use of any one remedy shall not be taken to exclude or waive the right to use any other remedy.

                        ARTICLE 9: DAMAGE AND DESTRUCTION

                  9.1 Notice of Casualty. If the Leased Property shall be destroyed, in whole or in part, or damaged by fire, flood, windstorm or other casualty (a "Casualty"), Tenant shall give written notice thereof to the Landlord within three business days after the occurrence of the Casualty. Within 15 days after the occurrence of the Casualty or as soon thereafter as such information is reasonably available to Tenant, Tenant shall provide the following information to Landlord: [i] the date of the Casualty; [ii] the nature of the Casualty; [iii] a description of the damage or destruction caused by the Casualty including the type of Leased Property damaged and the area of the Improvements damaged; [iv] a preliminary estimate of the cost to repair, rebuild, restore or replace the Leased Property; [v] a preliminary estimate of the schedule to complete the repair, rebuilding, restoration or replacement of the Leased Property; [vi] a description of the anticipated property insurance claim including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date; and [vii] a description of the business interruption claim including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date. Within five days after request from Landlord, Tenant will provide Landlord with copies of all correspondence to the insurer and any other information reasonably requested by Landlord.

                  9.2 Substantial Destruction.

                  9.2.1 If the Improvements are substantially destroyed at any time other than during the final 18 months of the Initial Term or any Renewal Term, Tenant shall promptly rebuild and restore the Leased Property in accordance with Section 9.4 through Section 9.9 and Landlord shall make the insurance proceeds available to Tenant for such restoration. The term "substantially destroyed" means any casualty resulting in the loss of use of 35% or more of the licensed beds or units at any one Facility.

                  9.2.2 If the Improvements are substantially destroyed during the final 18 months of the Initial Term or any Renewal Term, Tenant shall have the option to either [i] rebuild the Leased Property in accordance with Section
9.4 through Section 9.9; or [ii] terminate this Lease; subject, however, to the following conditions. In order for Tenant to elect to rebuild the Leased Property, Tenant must satisfy the following conditions within 60 days after the occurrence of the damage: [i] Tenant must give irrevocable notice to Landlord of Tenant's election to rebuild and Tenant's election to either [a] renew this Lease pursuant to Section 9.2.3 (if the damage occurred during the Initial
Term), or [b] purchase the Leased Property in accordance with the applicable provisions of this Article 9 and Article 13; and [ii] if Tenant elects to renew this Lease, each Phase IV Tenant must give irrevocable notice to Landlord that such Phase IV Tenant elects to renew its respective Phase IV Lease or, if Tenant elects to purchase, each Phase IV Tenant must give irrevocable notice to Landlord that such Phase IV Tenant elects to purchase the Leased Property subject to its respective Phase IV Lease. In order for Tenant to elect to terminate this Lease, Tenant must give irrevocable notice to Landlord, within 60 days after the occurrence of the damage, of Tenant's election to terminate this Lease; provided, however, that Tenant shall pay to Landlord all Rent and all other obligations accrued under this Lease through the effective date of termination and, if the amount of insurance proceeds received or to be received by Landlord is less than the Lease Amount, Tenant shall pay to Landlord the amount by which the Lease Amount exceeds the amount of insurance proceeds. Termination of this Lease shall not be effective until all such amounts have been paid by Tenant to Landlord and the insurance proceeds have been paid to Landlord.

                  The failure of Tenant to give Landlord notice of Tenant's election within 60 days after the occurrence of the damage shall constitute an election to terminate and Tenant shall be liable to Landlord for all Rent and other obligations under this Lease and the amount, if any, by which the Lease Amount exceeds the amount of insurance proceeds received by Landlord.

                  9.2.3 If the Improvements are substantially destroyed during the final 18 months of the Initial Term and if Tenant and each Phase IV Tenant give irrevocable notice to Landlord of its respective election to renew, the current Term of each Phase IV Lease shall continue until its expiration date and the Renewal Term shall commence on the day following the expiration date. All other terms of each Phase IV Lease for the Renewal Term shall be in accordance with Article 12 of such Phase IV Lease. The Leased Property will be restored by Tenant in accordance with Section 9.4 through Section 9.9.

                  9.2.4 If the Improvements are substantially destroyed during the final 18 months of the Initial Term or the Renewal Term and if Tenant and each Phase IV Tenant gives irrevocable notice to Landlord of its respective election to purchase its respective Leased Property, the purchase price will be the Fair Market Value determined in accordance with Section 12.2(d). For purposes of determining the Fair Market Value, the Leased Property will be valued as if it had been restored to be equal in value to the Leased Property existing immediately prior to the occurrence of the damage. All other terms of such purchase shall be in accordance with Article 13. The closing shall occur not more than 60 days after the Fair Market Value of the

Leased Property has been determined. Landlord shall hold the insurance proceeds until the closing of the purchase of the Leased Property and at closing shall deliver the proceeds to Tenant.

                  9.3 Partial Destruction. If the Leased Property is not substantially destroyed, then Tenant shall comply with the provisions of Section
9.4 and Landlord shall make the insurance proceeds available to Tenant for such restoration.

                  9.4 Restoration. Tenant shall promptly repair, rebuild, or restore the Leased Property, at Tenant's expense, so as to make the Leased Property at least equal in value to the Leased Property existing immediately prior to such occurrence and as nearly similar to it in character as is practicable and reasonable. Before beginning such repairs or rebuilding, or letting any contracts in connection with such repairs or rebuilding, Tenant will submit for Landlord's approval, which approval Landlord will not unreasonably withhold or delay, plans and specifications meeting the requirements of Section
16.2 for such repairs or rebuilding. Promptly after receiving Landlord's approval of the plans and specifications and receiving the proceeds of insurance, Tenant will begin such repairs or rebuilding and will prosecute the repairs and rebuilding to completion with diligence, subject, however, to strikes, lockouts, acts of God, embargoes, governmental restrictions, and other causes beyond Tenant's reasonable control. Landlord will make available to Tenant the net proceeds of any fire or other casualty insurance paid to Landlord for such repair or rebuilding as the same progresses. Tenant shall be responsible for collection of the insurance proceeds, subject to Landlord's prior reasonable consent to any settlement, and Tenant shall bear all costs of collection, including attorneys' fees. Payments will be made against properly certified vouchers of a competent architect in charge of the work and approved by Landlord. Prior to commencing the repairing or rebuilding, Tenant shall deliver to Landlord for Landlord's approval a schedule setting forth the estimated monthly draws for such work. Landlord will contribute to such payments out of the insurance proceeds an amount equal to the proportion that the total net amount received by Landlord from insurers bears to the total estimated cost of the rebuilding or repairing, multiplied by the payment by Tenant on account of such work. Landlord may, however, withhold 10% from each payment due subcontractors until the work is completed and proof has been furnished to Landlord that no lien or liability has attached or will attach to the Leased Property or to Landlord in connection with such repairing or rebuilding. Upon the completion of rebuilding and the furnishing of such proof, the balance of the net proceeds of such insurance payable to Tenant on account of such repairing or rebuilding will be paid to Tenant. Tenant will obtain and deliver to Landlord a temporary or final certificate of occupancy before the Leased Property is reoccupied for any purpose. Tenant shall complete such repairs or rebuilding in accordance with the building codes and all applicable laws, ordinances, regulations, or orders of any state, municipal, or other public authority affecting the repairs or rebuilding, and also in accordance with all requirements of the insurance rating organization, or similar body. Any remaining proceeds of insurance after such restoration will be Tenant's property.

                  9.5 Insufficient Proceeds. If the proceeds of any insurance settlement are not sufficient to pay the costs of Tenant's repair, rebuilding or restoration under Section 9.4 in full, Tenant shall deposit with Landlord at Landlord's option, and within 20 days of Landlord's request, an amount sufficient in Landlord's reasonable judgment to complete such repair, rebuilding or restoration. Tenant shall not, by reason of the deposit or payment, be entitled to any reimbursement from Landlord or diminution in or postponement of the payment of the Rent.

                  9.6 Not Trust Funds. Notwithstanding anything herein or at law or equity to the contrary, none of the insurance proceeds paid to Landlord as herein provided shall be deemed trust funds, and Landlord shall be entitled to dispose of such proceeds as provided in this Article 9. Tenant expressly assumes all risk of loss, including a decrease in the use, enjoyment or value, of the Leased Property from any casualty whatsoever, whether or not insurable or insured against.

                  9.7 Landlord's Inspection. During the progress of such repairs or rebuilding, Landlord and its architects and engineers may, from time to time, inspect the Leased Property and will be furnished, if required by them, with copies of all plans, shop drawings, and specifications relating to such repairs or rebuilding. Tenant will keep all plans, shop drawings, and specifications at the building, and Landlord and its architects and engineers may examine them at all reasonable times. If, during such repairs or rebuilding, Landlord and its architects and engineers determine that the repairs or rebuilding are not being done in accordance with the approved plans and specifications, Landlord will give prompt notice in writing to Tenant, specifying in detail the particular deficiency, omission, or other respect in which Landlord claims such repairs or rebuilding do not accord with the approved plans and specifications. Upon the receipt of any such notice, Tenant will cause corrections to be made to any deficiencies, omissions, or such other respect. Tenant's obligations to supply insurance, according to Article 4, will be applicable to any repairs or rebuilding under this section.

                  9.8 Landlord's Costs. Tenant shall, within 30 days after receipt of an invoice from Landlord, pay the reasonable costs, expenses, and fees of any architect or engineer employed by Landlord to review any plans and specifications and to supervise and approve any construction, or for any services rendered by such architect or engineer to Landlord as contemplated by any of the provisions of this Lease, or for any services performed by Landlord's attorneys in connection therewith. With respect to any inspections by the architect or engineer employed by Landlord, Tenant shall pay no more than $500.00 per day plus out of pocket expenses for travel, lodging, food and transportation.

                  9.9 No Rent Abatement. Except to the extent that business interruption insurance proceeds are received by Landlord, Rent will not abate pending the repairs or rebuilding of the Leased Property.

                            ARTICLE 10: CONDEMNATION

                  10.1 Total Taking. If, by exercise of the right of eminent domain or by conveyance made in response to the threat of the exercise of such right ("Taking"), the entire Leased Property is taken, or so much of the Leased Property is taken that the Leased Property cannot be used by Tenant for the purposes for which it was used immediately before the Taking, then this Lease will end on the earlier of the vesting of title to the Leased Property in the condemning authority or the taking of possession of the Leased Property by the condemning authority. All damages awarded for such Taking under the power of eminent domain shall be the property of the Landlord, except for damages awarded to Tenant as compensation for diminution in value of the leasehold of the Leased Property provided the award to Landlord is not less than the Lease Amount.

                  10.1.1 If the entire Leased Property is taken during the final 18 months of the Initial Term or the Renewal Term and Landlord elects to terminate each Phase IV Lease, Tenant shall have the option to purchase each Phase IV Facility (but not less than all Phase IV Facilities). Tenant shall give Landlord notice of Tenant's election to purchase within 15 days after delivery of the notice of Landlord's intent to terminate. If Tenant elects to purchase each Phase IV Facility, the purchase price shall be the Fair Market Value as determined in accordance with Section 12.2(d). All other terms of the option to purchase shall be in accordance with Article 13.

                  10.2 Partial Taking. If, after a Taking, so much of the Leased Property remains that the Leased Property can be used for substantially the same purposes for which it was used immediately before the Taking, then [i] this Lease will end as to the part taken on the earlier of the vesting of title to the Leased Property in the condemning authority or the taking of possession of the Leased Property by the condemning authority; [ii] at its cost, Tenant shall restore so much of the Leased Property as remains to a sound architectural unit substantially suitable for the purposes for which it was used immediately before the Taking, using good workmanship and new, first-class materials; [iii] upon completion of the restoration, Landlord will pay Tenant the lesser of the net award made to Landlord on the account of the Taking (after deducting from the total award, attorneys', appraisers', and other reasonable fees and costs incurred in connection with the obtaining of the award and amounts paid to the holders of mortgages secured by the Leased Property), or Tenant's actual out-of-pocket costs of restoring the Leased Property; and [iv] Landlord shall be entitled to the balance of the net award. The restoration shall be completed in accordance with Section 9.4, 9.5, 9.7, 9.8 and 9.9 with such provisions deemed to apply to condemnation instead of casualty.

                  10.3 Condemnation Proceeds Not Trust Funds. Notwithstanding anything in this Lease or at law or equity to the contrary, none of the condemnation award paid to Landlord shall be deemed trust funds, and Landlord shall be entitled to dispose of such proceeds as provided in this Article 10. Tenant expressly assumes all risk of loss, including a decrease in the use, enjoyment, or value, of the Leased Property from any Condemnation.

                          ARTICLE 11: TENANT'S PROPERTY

                  11.1 Tenant's Property. Tenant shall install, place, and use on the Leased Property such fixtures, furniture, equipment, inventory and other personal property in addition to the Personal Property as may be required or as Tenant may, from time to time, deem necessary or useful to operate the Leased Property for its permitted purposes. All fixtures, furniture, equipment, inventory, and other personal property installed, placed, or used on the Leased Property which is owned by Tenant or leased by Tenant from third parties is hereinafter referred to as "Tenant's Property".

                  11.2 Requirements for Tenant's Property. Tenant shall comply with all of the following requirements in connection with Tenant's Property:



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


                           (a) Tenant shall, at Tenant's sole cost and expense,
maintain, repair, and replace Tenant's Property.

                           (b) Tenant shall, at Tenant's sole cost and expense,
keep Tenant's Property insured against loss or damage by fire, vandalism and malicious mischief, sprinkler leakage, earthquake, and other physical loss perils commonly covered by fire and extended coverage, boiler and machinery, and difference in conditions insurance in an amount not less than 90% of the then full replacement cost thereof. Tenant shall use the proceeds from any such policy for the repair and replacement of Tenant's Property.

                           (c) Tenant shall pay all taxes applicable to Tenant's
Property.

                           (d) If Tenant's Property is damaged or destroyed by
fire or any other cause, Tenant shall promptly repair or replace Tenant's Property unless Landlord elects to terminate this Lease pursuant to Section 9.2.2.

                           (e) Unless an Event of Default or any event which,
with the giving of notice or lapse of time, or both, would constitute an Event of Default has occurred, Tenant may remove Tenant's Property from the Leased Property from time to time provided that [i] the items removed are not required to operate the Leased Property for the Facility Uses (unless such items are being replaced by Tenant); and [ii] Tenant repairs any damage to the Leased Property resulting from the removal of Tenant's Property.

                           (f) Tenant shall not, without the prior written
consent of Landlord or as otherwise provided in this Lease, remove any Tenant's Property or Leased Property. Tenant shall, at Landlord's option, remove Tenant's Property upon the termination or expiration of this Lease and shall repair any damage to the Leased Property resulting from the removal of Tenant's Property. If Tenant fails to remove Tenant's Property within 30 days after request by Landlord, then Tenant shall be deemed to have abandoned Tenant's Property, Tenant's Property shall become the property of Landlord, and Landlord may remove, store and dispose of Tenant's Property. In such event, Tenant shall have no claim or right against Landlord for such property or the value thereof regardless of the disposition thereof by Landlord. Tenant shall pay Landlord, upon demand, all expenses incurred by Landlord in removing, storing, and disposing of Tenant's Property and repairing any damage caused by such removal. Tenant's obligations hereunder shall survive the termination or expiration of this Lease.

                           (g) Tenant shall perform its obligations under any
equipment lease or security agreement for Tenant's Property. For equipment loans or leases for equipment having an original cost in excess of $50,000.00, Tenant shall cause such equipment lessor or lender to enter into a nondisturbance agreement with Landlord upon terms and conditions acceptable to Landlord, including without limitation, the following: [i] Landlord shall have the right (but not the obligation) to assume such equipment lease or security agreement upon the occurrence of an Event of Default by Tenant hereunder; [ii] such equipment lessor or lender shall notify Landlord of any default by Tenant under the equipment lease or security agreement and give Landlord a reasonable opportunity to cure such default; and [iii] Landlord shall have the right to assign its interest in the equipment lease or security agreement and nondisturbance agreement. Tenant shall, within 30 days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing and approving the equipment lease, security agreement and nondisturbance agreement, including without limitation, reasonable attorneys' fees and costs.

                           ARTICLE 12: RENEWAL OPTIONS

                  12.1 Renewal Options. Tenant has the option to renew ("Renewal Option") this Lease for one 15-year renewal term ("Renewal Term"). Tenant can exercise each Renewal Option only upon satisfaction of the following conditions:

                           (a) There shall be no uncured Event of Default, or
any event which with the passage of time or giving of notice would constitute an Event of Default, at the time Tenant exercises its Renewal Option nor on the date the Renewal Term is to commence.

                           (b) Tenant shall give Landlord irrevocable written
notice of renewal ("Renewal Notice") no later than the date which is [i] 90 days prior to the expiration date of the Initial Term; or [ii] if applicable, 15 days after the occurrence of the substantial destruction of the Improvements as set forth in Sections 9.2.2 and 9.2.3.

                           (c) Each Phase IV Tenant shall concurrently give
irrevocable notice of renewal for each Phase IV Lease.

                  12.2 Effect of Renewal. The following terms and conditions will be applicable if Tenant renews the Lease:

                           (a) Effective Date. The effective date of the Renewal
Term will be the first day after the expiration date of the Initial Term. The first day of the Renewal Term is also referred to as the Renewal Date.

                           (b) Lease Amount. Effective as of the Renewal Date, a
single Lease Amount will be computed by summing all Lease Advance Amounts (including the Acquisition Amount).

                           (c) Lease Rate. Effective as of the Renewal Date, a
single Lease Rate will be computed equal to the Renewal Rate. The Renewal Rate for the Renewal Term shall be the fair market value lease rate for this type of lease as determined in accordance with the following provisions. The parties shall attempt to determine the fair market value lease rate by mutual agreement within 15 days after the date Tenant gives the Renewal Notice. If the parties do not agree on such lease rate within the 15 day period, the appraisal procedure set forth in Section 12.2(d) shall be used. The appraisers shall be instructed to appraise the fair market value lease rate as a financing lease rate for a health care facility of the same type as the Facility. The appraised rates submitted by the three appraisers shall be ranked from highest to lowest, the rate (highest or lowest) which is furthest from the middle rate shall be discarded, and the remaining two appraised rates shall be averaged to arrive at the appraised lease rate. The Renewal Rate shall be the appraised lease rate provided, however, that Landlord shall not be obligated to renew this Lease at a Renewal Rate less than the lease rate then being charged by Landlord to tenants of comparable creditworthiness for comparable facilities.

                           (d) Fair Market Value. The fair market value lease
rate or fair market value, as the case may be (the "Fair Market Value"), of the Leased Property shall be determined as follows:

                                    (i) Landlord and Tenant shall each give the
other party notice of the name of a qualified MIA or SRA appraiser 15 days after giving of the Renewal Notice. The two appraisers will then select a third appraiser within an additional five days. Each appraiser must demonstrate to the reasonable satisfaction of both Landlord and Tenant that it has significant experience in appraising assisted living and other health care properties substantially similar to the Leased Property. Within five days after designation, each appraiser shall submit a resume to Landlord and Tenant setting forth such appraiser's qualifications including education and experience with similar properties. A notice of objections to the qualifications of any appraiser shall be given within 10 days after receipt of such resume. If a party fails to timely object to the qualifications of an appraiser, then the appraiser shall be conclusively deemed satisfactory. If a party gives a timely notice of objection to the qualifications of an appraiser, then the disqualified appraiser shall be replaced by an appraiser selected by the qualified appraisers or, if all appraisers are disqualified, then by an appraiser selected by a commercial arbitrator acceptable to Landlord and Tenant.

                                    (ii) The Fair Market Value shall be
determined by the appraisers within 60 days after the appointment of the appraisers as follows. Each of the appraisers shall be instructed to prepare an appraisal of the Leased Property in accordance with the following instructions:

                  The Leased Property is to be valued upon the three conventional approaches to estimate value known as the Income, Sales Comparison and Cost Approaches. Once the approaches are completed, the appraiser correlates the individual approaches into a final value conclusion.

The three approaches to estimate value are summarized as follows:

                  INCOME APPROACH: This valuation approach recognizes that the value of the operating tangible and intangible asset can be represented by the expected economic viability of the business giving returns on and of the assets and shall use a management fee of 7%.

                  SALES COMPARISON APPROACH: This valuation approach is based upon the principle of substitution. When a facility is replaceable in the market, the market approach assumes that value tends to be set at the price of acquiring an equally desirable substitute facility. Since healthcare market conditions change and frequently are subject to regulatory and financing environments, adjustments need to be considered. These adjustments also consider the operating differences such as services and demographics.

                  COST APPROACH: This valuation approach estimates the value of the tangible assets only. Value is represented by the market value of the land plus the depreciated reproduction cost of all improvements and equipment.

In general, the Income and Sales Comparison Approaches are considered the best representation of value because they cover both tangibles and intangible assets, consider the operating characteristics of the business and have the most significant influence on attracting potential investors.

The appraised values submitted by the three appraisers shall be ranked from highest value to middle value to lowest value, the appraised value (highest or lowest) which is furthest from the middle appraised value shall be discarded, and the remaining two appraised values shall be averaged to arrive at the Fair Market Value.

                                    (iii) Tenant shall pay, or reimburse
Landlord for, all costs and expenses in connection with the appraisals.

                           (e) Base Rent. Effective as of the Renewal Date, the
annual Base Rent will be changed to equal the product of [i] the Lease Amount on the applicable Renewal Date times [ii] the new Lease Rate equal to the Renewal Rate.

                           (f) Other Terms and Conditions. Except for the
modifications set forth in this Section 12.2, all other terms and conditions of the Lease will remain the same for the Renewal Term. The Lease Rate and Base Rent will increase annually as set forth in Section 2.2.

                  12.3 Effect of Non-Renewal or Expiration of Lease. The following terms and conditions will be applicable if Tenant does not renew this
Lease:

                           (a) Extension of Current Term. The Initial Term will
be extended for 180 days (the "Extended Term").

                           (b) Lease Payments. During the Extended Term, Tenant
shall continue to make monthly payments of Rent (including Base Rent) based upon the then existing Lease Rate.

                       ARTICLE 13: RIGHT OF FIRST REFUSAL

                  13.1 Right of First Refusal.

                  Tenant shall have a right of first refusal to purchase the Facility. If at any time during the Term, Landlord shall receive a bona fide offer ("Offer") from a third person for the purchase of the Leased Property, which Offer Landlord desires to accept, Landlord shall promptly deliver to Tenant a copy of such Offer. Tenant shall have the right for a period of 60 days thereafter to elect to purchase the Leased Property on the same terms and conditions as those set forth in the Offer. If Tenant elects to purchase the Leased Property, Tenant must give written notice thereof to Landlord no later than the 60th day after the date Landlord delivers the Offer to Tenant. If Tenant does not elect to exercise its right of first refusal as set forth in this section, Landlord shall be free to sell and convey the Leased Property to the third party purchaser in accordance with the terms and provisions of the Offer, subject to this Lease. In the event that Landlord does not consummate the sale of the Leased Property to such purchaser, Tenant's right of first refusal under this section shall remain applicable to subsequent bona fide offers from third persons.

                  13.2 Closing. The purchase of the Leased Property by Tenant shall close in accordance with the Offer. At the closing, Tenant shall pay the Purchase Price and all closing costs in immediately available funds and Landlord shall convey title to the Leased Property to Tenant or to Tenant's assignee by a recordable limited warranty deed subject only to Permitted Exceptions and encumbrances approved in writing by Tenant and limited warranty bill of sale. The warranties provided for in such documents shall not be limited by any limitations upon Landlord's liability as provided in this Lease. Landlord shall also execute those affidavits reasonably required by the title company for the issuance of an owner's policy of title insurance.

                  13.3 Failure to Close. If Tenant for any reason fails to purchase the Leased Property after Tenant has accepted the Offer, then Tenant shall pay Landlord all costs and expenses incurred by Landlord as a result of the failure to close including costs of unwinding swap transactions or other interest rate protection devices and preparing for the closing. Tenant shall continue to be obligated as lessee hereunder for the remainder of the Term (including the Extended Term as set forth in Section 12.3).

                  13.4 Failure to Exercise Renewal Option. If Tenant for any reason does not exercise its Renewal Option in accordance with the terms and conditions of this Lease before the expiration of the then current Term, Tenant shall be deemed to have forfeited its equity contribution and all proprietary and ownership interest in the Leased Property.

                         ARTICLE 14: NEGATIVE COVENANTS

                  Until Tenant's Obligations shall have been performed in full, Tenant covenants and agrees that Tenant shall not do any of the following without the prior written consent of Landlord which consent shall not be unreasonably withheld:

                  14.1 No Debt. Tenant shall not create, incur, assume, or permit to exist any indebtedness related to the Facility other than [i] trade debt incurred in the ordinary course of Tenant's business; [ii] indebtedness for Facility working capital purposes in an amount not to exceed $150,000.00; [iii] indebtedness that is secured by any Permitted Lien; and [iv] unsecured indebtedness that will not cause Tenant to be in violation of Section 15.7.

                  14.2 No Liens. Tenant shall not create, incur, or permit to exist any lien, charge, encumbrance, easement or restriction upon the Leased Property or any lien upon or pledge of any interest in Tenant related to the Facility, except for Permitted Liens.

                  14.3 No Guaranties. Tenant shall not create, incur, assume, or permit to exist any guarantee of any loan or other indebtedness except for the endorsement of negotiable instruments for collection in the ordinary course of business or guaranties that will not cause Tenant to be in violation of Section 15.7.

                  14.4 No Transfer. Tenant shall not sell, lease, sublease, mortgage, convey, assign or otherwise transfer any legal or equitable interest in the Leased Property or any part thereof, except for transfers made in connection with any Permitted Lien and transfers to an Affiliate.

                  14.5 No Dissolution. Tenant shall not dissolve, liquidate, merge, consolidate or terminate its existence or sell, assign, lease, or otherwise transfer (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) except for mergers, consolidations or other structural changes in Tenant that will not cause Tenant to be in violation of Section 15.7.

                  14.6 [INTENTIONALLY OMITTED]

                  14.7 No Investments. Tenant shall not purchase or otherwise acquire, hold, or invest in securities (whether capital stock or instruments evidencing indebtedness) of or make loans or advances to any person, including, without limitation, any Affiliate, or any shareholder, member or partner of Tenant, or any Affiliate, except for cash balances temporarily invested in short-term or money market securities and except for purchases, acquisitions, advances, investments or loans that will not cause Tenant to be in violation of
Section 15.7.

                  14.8 Contracts. Tenant shall not execute or modify any material contracts or agreements with respect to the Facility except for contracts and modifications approved by Landlord. Contracts made in the ordinary course of business and in an amount less than $150,000.00 shall not be considered "material" for purposes of this paragraph.

                  14.9 Subordination of Payments to Affiliates. After the occurrence of an Event of Default and until such Event of Default is cured, Tenant shall not make any payments or distributions (including, without limitation, salary, bonuses, fees, principal, interest, dividends, liquidating distributions, management fees, cash flow distributions or lease payments) to any Affiliate, or any shareholder, member or partner of Tenant or any Affiliate, except for ordinary payroll.

                  14.10 Change of Location or Name. Tenant shall not change any of the following without giving Landlord at least 60 days' advance written notice: [i] the location of the principal place of business or chief executive office of Tenant, or any office where any of Tenant's books and records are maintained; or [ii] the name under which Tenant conducts any of its business or operations.

                        ARTICLE 15: AFFIRMATIVE COVENANTS

                  15.1 Perform Obligations. Tenant shall perform all of its obligations under this Lease, the Government Authorizations, the Permitted Exceptions, and all Legal Requirements. Tenant shall take all necessary action to obtain all Government Authorizations required for the operation of the Facility as soon as possible after the Effective Date.

                  15.2 Proceedings to Enjoin or Prevent Construction. If any proceedings are filed seeking to enjoin or otherwise prevent or declare invalid or unlawful Tenant's construction, occupancy, maintenance, or operation of the Facility or any portion thereof, Tenant will cause such proceedings to be vigorously contested in good faith, and in the event of an adverse ruling or decision, prosecute all allowable appeals therefrom, and will, without limiting the generality of the foregoing, resist the entry or seek the stay of any temporary or permanent injunction that may be entered, and use its best efforts to bring about a favorable and speedy disposition of all such proceedings and any other proceedings.

                  15.3 Documents and Information.

                  15.3.1 Furnish Documents. Tenant shall periodically during the term of the Lease deliver to Landlord the Annual Financial Statements, Periodic Financial Statements and other documents described on Exhibit C within the specified time periods. With each delivery of Annual Financial Statements and Periodic Financial Statements to Landlord, Tenant shall also deliver to Landlord a certificate signed by the Chief Financial Officer of Tenant, an Annual Facility Financial Report or Quarterly Facility Financial Report, as applicable, and a Quarterly Facility Accounts Receivable Aging Report all in the form of Exhibit D. In addition, Tenant shall deliver to Landlord the Annual Facility Financial Report and a Quarterly Facility Accounts Receivable Aging Report (based upon internal financial statements) within 90 days after the end of each fiscal year.

                  15.3.2 Furnish Information. Tenant shall [i] promptly supply Landlord with such information concerning its financial condition, affairs and property, as Landlord may reasonably request from time to time hereafter; [ii] promptly notify Landlord in writing of any condition or event that constitutes a breach or event of default of any term, condition, warranty, representation, or provisions of this Agreement or any other agreement, and of any material adverse change in its financial condition; [iii] maintain a standard and modern system of accounting; [iv] permit Landlord or any of its agent or representatives to have access to and to examine all of its books and records regarding the financial condition of the Facility at any time or times hereafter during business hours and after reasonable oral or written notice; and [v] permit Landlord to copy and make abstracts from any and all of said books and records.

                  15.3.3 Further Assurances and Information. Tenant shall, on request of Landlord from time to time, execute, deliver, and furnish documents as may be necessary to fully consummate the transactions contemplated under this Agreement. Within 15 days after a request from Landlord, Tenant shall provide to Landlord such additional information regarding Tenant, Tenant's financial condition or any Facility as Landlord, or any existing or proposed creditor of

Landlord, or any auditor or underwriter of Landlord, may reasonably require from time to time, including, without limitation, a current Tenant's Certificate and Facility Financial Report in the form of Exhibit D.

                  15.3.4 Material Communications. Tenant shall transmit to Landlord, within five business days after receipt thereof, any material communication affecting the Facility, this Lease, the Legal Requirements or the Government Authorizations, and Tenant will promptly respond to Landlord's inquiry with respect to such information. Tenant shall promptly notify Landlord in writing after Tenant has knowledge of any potential, threatened or existing litigation or proceeding against, or investigation of, Tenant or the Facility that may affect the right to operate the Facility or Landlord's title to the Facility or Tenant's interest therein. Without otherwise limiting the term "material" as used in the preceding sentence, any litigation or proceeding involving a claim of $50,000.00 or more or involving a threatened or alleged violation of an Environmental Law shall be deemed to be material.

                  15.3.5 Requirements for Financial Statements. Tenant shall meet the following requirements in connection with the preparation of the financial statements: [i] all audited financial statements shall be prepared in accordance with general accepted accounting principles consistently applied; [ii] all unaudited financial statements shall be prepared in a manner substantially consistent with prior audited and unaudited financial statements submitted to Landlord; [iii] all financial statements shall fairly present the financial condition and performance for the relevant period in all material respects; [iv] the financial statements shall include all notes to the financial statements and a complete schedule of contingent liabilities and transactions with Affiliates; and [v] the audited financial statements shall contain an unqualified opinion, except to the extent such opinion references a change in treatment made in accordance with generally accepted accounting principles.

                  15.3.6 Confidentiality. Landlord shall use reasonable efforts not to disclose the information provided by Tenant under this Section 15.3; provided, however, that Landlord may disclose such information to any person or entity to whom Landlord is required to make such disclosure; to governmental authorities; and to any other person or entity having a legitimate business interest in the Landlord, including, but not limited to, regulators, auditors, accountants, attorneys, investors, underwriters, rating agencies, bond or surety companies, and lenders of Landlord (including, but not limited to, collateral pool lenders and line of credit lenders).

                  15.4 Compliance With Laws. Tenant shall comply with all Legal Requirements and keep all Government Authorizations in full force and effect. Tenant shall pay when due all taxes and governmental charges of every kind and nature that are assessed or imposed upon Tenant at any time during the term of the Lease, including, without limitation, all income, franchise, capital stock, property, sales and use, business, intangible, employee withholding, and all taxes and charges relating to Tenant's business and operations. Tenant shall be solely responsible for compliance with all Legal Requirements, including the ADA, and Landlord shall have no responsibility for such compliance.

                  15.5 Broker's Commission. Tenant and Landlord shall indemnify each other from claims of brokers arising by the execution hereof or the consummation of the transactions contemplated hereby and from expenses incurred by Landlord or Tenant in connection with any such claims (including attorneys' fees).

                  15.6 Existence and Change in Control. Tenant or any entity into which Tenant is merged shall maintain its existence throughout the term of this Agreement.

                  15.7 Financial Covenants. The defined terms used in this section are defined in Section 15.7.1. The method of calculating Net Worth and valuing assets shall be consistent with the Financial Statements. The following financial covenants shall be met throughout the term of this Lease:

                  15.7.1 Definitions.

                           (a) "Cash Flow" means the net income of Tenant as
reflected on the income statement of Tenant plus [i] the amount of the provision for depreciation and amortization; [ii] the amount of the provision for management fees; plus [iii] the amount of the provision for income taxes; plus [iv] the amount of the provision for Rent payments and interest and lease payments, if any; minus [v] an imputed management fee equal to 8% of revenues (net of contractual allowances); and minus [vi] an imputed replacement reserve of $300.00 per unit at the Facility, per year.

                           (b) "Coverage Ratio" is the ratio of [i] Cash Flow
for each applicable period; [ii] to the Rent payments due pursuant to this Lease and all other debt service of Tenant and lease payments relating to the Leased Property for the applicable period.

                           (c) "Net Worth" means an amount equal to the total
consolidated fair market value of the tangible assets of the entity (excluding good will and other intangible assets) minus the total consolidated liabilities of such entity.

                  15.7.2 Coverage Ratio. Tenant shall maintain a Coverage Ratio of not less than 1.25 to 1.0 [i] during at least one month of the 8 month period following the Commencement Date and [ii] for each fiscal year during the second full year that the Facility is operational and for each year thereafter; provided, however, that after two or more of Tenant's and Sterling's assisted living facilities financed by Landlord are in their second full year of operation, the Coverage Ratio for any one or more facilities may be as low as
1.15 to 1.0 if the collective Coverage Ratio for all such facilities (that are in operation at least one year) is at least 1.25 to 1.0.

                  15.7.3 Shareholders' Equity. Tenant and its consolidated subsidiaries shall maintain combined shareholders' equity and subordinated debt of at least $10,000,000.00.

                  15.7.4 Current Ratio. Tenant and its consolidated subsidiaries shall maintain for each fiscal quarter a ratio of current assets to current liabilities of not less than 1.25 to 1.00 for the second full year that the Facility is operational and for each year thereafter.

                  15.7.5 Minimum Cash Requirement. Tenant shall maintain cash and cash equivalents of at least $500,000.00.

                  15.7.6 Working Capital. Tenant shall maintain available working capital for the Facility in the amount not less than $100,000.00. The available working capital may be included as part of the cash requirement under
Section 15.7.5.

                  15.8 Transfer of License. If this Lease is terminated due to expiration of the Term, pursuant to an Event of Default or for any reason other than Tenant's purchase of the Leased Property, or if Tenant vacates the Leased Property without termination of this Lease, Tenant shall execute, deliver and file all documents and statements requested by Landlord to effect the transfer of the Facility license and Government Authorizations to an entity designated by Landlord, subject to any required approval of governmental regulatory authorities, and Tenant shall provide to Landlord all information and records required by Landlord in connection with the transfer of the license and Government Authorizations.

            ARTICLE 16: ALTERATIONS, CAPITAL IMPROVEMENTS, AND SIGNS

                  16.1 Prohibition on Alterations and Improvements. Except for Permitted Alterations (as hereinafter defined), Tenant shall not make any structural or nonstructural changes, alterations, additions and/or improvements (hereinafter collectively referred to as "Alterations") to the Leased Property.

                  16.2 Approval of Alterations. If Tenant desires to perform any Permitted Alterations, Tenant shall deliver to Landlord plans, specifications, drawings, and such other information as may be reasonably requested by Landlord (collectively the "Plans and Specifications") showing in reasonable detail the scope and nature of the Alterations that Tenant desires to perform. It is the intent of the parties hereto that the level of detail shall be comparable to that which is referred to in the architectural profession as "design development drawings" as opposed to working or biddable drawings. Landlord agrees not to unreasonably delay its review of the Plans and Specifications. Provided Tenant has given Landlord written notice at the time of delivery of the Plans and Specifications of the effect of Landlord's failure to respond, Landlord's failure to respond within 60 days of receipt of Plans and Specifications shall be deemed to constitute Landlord's approval. Within 30 days after receipt of an invoice, Tenant shall reimburse Landlord for all costs and expenses incurred by Landlord in reviewing and, if required, approving or disapproving the Plans and Specifications, inspecting the Leased Property, and otherwise monitoring compliance with the terms of this Article 16. Tenant shall comply with the requirements of Section 16.4 in making any Permitted Alterations.

                  16.3 Permitted Alterations. Permitted Alterations means any one of the following: [i] Alterations approved by Landlord; [ii] Alterations required under Section 7.2; [iii] Alterations having a total cost of less than $100,000.00; or [iv] repairs, rebuilding and restoration required or undertaken pursuant to Section 9.4.

                  16.4 Requirements for Permitted Alterations. Tenant shall comply with all of the following requirements in connection with any Permitted
Alterations:

                           (a) The Permitted Alterations shall be made in
accordance with the approved Plans and Specifications.

                           (b) The Permitted Alterations and the installation
thereof shall comply with all applicable legal requirements and insurance requirements.

                           (c) The Permitted Alterations shall be done in a good
and workmanlike manner, shall not impair the value or the structural integrity of the Leased Property, and shall be free and clear of all mechanic's liens.

                           (d) Tenant shall, at Tenant's expense, obtain a
builder's completed value risk policy of insurance insuring against all risks of physical loss, including collapse and transit coverage, in a nonreporting form, covering the total value of the work performed, and equipment, supplies, and materials, and insuring initial occupancy. Landlord and any mortgagee of Landlord shall be additional insureds of such policy. Landlord shall have the right to approve the form and substance of such policy.

                           (e) Tenant shall pay the premiums required to
increase the amount of the insurance coverages required by Article 4 to reflect the increased value of the Improvements resulting from installation of the Permitted Alterations, and shall deliver to Landlord a certificate evidencing the increase in coverage.

                           (f) Tenant shall, not later than 60 days after
completion of the Permitted Alterations, deliver to Landlord a revised "as-built" survey of the Leased Property if the Permitted Alterations altered the Land or "footprint" of the Improvements and an "as-built" set of Plans and Specifications for the Permitted Alterations in form and substance satisfactory to Landlord.

                           (g) Tenant shall, not later than 30 days after
Landlord sends an invoice, reimburse Landlord for any reasonable costs and expenses, including attorneys' fees and architects' and engineers' fees, incurred in connection with reviewing and approving the Permitted Alterations and ensuring Tenant's compliance with the requirements of this section. The fee for Landlord's consulting engineer is $500.00 per day plus out-of-pocket expenses for travel, lodging, food and transportation.

                  16.5 Ownership and Removal of Permitted Alterations. The Permitted Alterations shall become a part of the Leased Property, owned by Landlord, and leased to Tenant subject to the terms and conditions of this Lease. Tenant shall not be required or permitted to remove any Permitted Alterations.

                  16.6 Signs. Tenant may, at its own expense, erect and maintain identification signs at the Leased Property, provided such signs comply with all laws, ordinances, and regulations. Upon the termination or expiration of this Lease, Tenant shall, within 30 days after notice from Landlord, remove the signs and restore the Leased Property to its original condition.

                             ARTICLE 17: [RESERVED]

               ARTICLE 18: ASSIGNMENT AND SALE OF LEASED PROPERTY

                  18.1 Prohibition on Assignment and Subletting. Tenant acknowledges that Landlord has entered into this Lease in reliance on the personal services and business expertise of Tenant. Tenant may not assign, mortgage, hypothecate, pledge, or transfer any interest in this Lease, or in the Leased Property, in whole or in part, without the prior written consent of Landlord, which Landlord may withhold in its sole and absolute discretion. The following transactions will be deemed an assignment or sublease requiring Landlord's prior written consent: [i] an assignment by operation of law (other than as a result of mergers, consolidation or other structured changes in Tenant that will not cause Tenant to be in violation of Section 15.7; [ii] an imposition (whether or not consensual) of a lien, mortgage, or encumbrance upon Tenant's interest in the Lease; and [iii] an arrangement (including but not limited to, management agreements, concessions, licenses, and easements) which allows the use or occupancy of all or part of the Leased Property by anyone other than Tenant or any other permitted manager. Landlord's consent to any assignment or sublease will not release Tenant (or any guarantor) from its payment and performance obligations under this Lease, but rather Tenant, any guarantor, and Tenant's assignee or sublessee will be jointly and severally liable for such payment and performance. An assignment or sublease without the prior written consent of Landlord will be void at the Landlord's option. Landlord's consent to one assignment or sublease will not waive the requirement of its consent to any subsequent assignment or sublease. Subject to the foregoing and Section 18.2, Landlord shall consent to a sublease of the Facility or a management agreement, provided the sublessee or manager is an Affiliate and the execution of the sublease or management agreement does not result in a lapse in licensure.

                  18.2 Requests for Landlord's Consent to Assignment, Sublease or Management Agreement. If Tenant requests Landlord's consent to a specific assignment, sublease, or management agreement, Tenant shall give Landlord [i] the name and address of the proposed assignee, subtenant or manager; [ii] a copy of the proposed assignment, sublease or management agreement; [iii] reasonably satisfactory information about the nature, business and business history of the proposed assignee, subtenant, or manager and its proposed use of the Leased Property; and [iv] banking, financial, and other credit information, and references about the proposed assignee, subtenant or manager sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee, subtenant or manager. Any assignment, sublease or management agreement shall contain provisions to the effect that [a] such assignment, sublease or management agreement is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Landlord; [b] such assignment, sublease or management agreement may not be modified without the prior written consent of Landlord not to be unreasonably withheld or delayed; [c] if this Lease shall terminate before the expiration of such assignment, sublease or management agreement, the assignee, subtenant or manager thereunder will, at Landlord's option, attorn to Landlord and waive any right the assignee, subtenant or manager may have to terminate the assignment, sublease or management agreement or surrender possession thereunder as a result of the termination of this Lease; and [d] if the assignee, subtenant or manager receives a written notice from Landlord stating that Tenant is in default under this Lease, the assignee, subtenant or manager shall thereafter pay all rentals or payments under the assignment, sublease or management agreement directly to Landlord until such default has been cured. Tenant hereby collaterally assigns to Landlord, as security for the performance of its obligations hereunder, all of Tenant's right, title, and interest in and to any assignment, sublease or management agreement now or hereafter existing for all or part of the Leased Property. Tenant shall, at the request of Landlord, execute such other instruments or documents as Landlord may request to evidence this collateral assignment. If Landlord, in its sole and absolute discretion, consents to such assignment, sublease, or management agreement, such consent shall not be effective until [i] a fully executed copy of the instrument of assignment, sublease or management agreement has been delivered to Landlord; [ii] in the case of an assignment, Landlord has received a written instrument in which the assignee has assumed and agreed to perform all of Tenant's obligations under the Lease; and [iii] Tenant has paid to Landlord a fee in the amount of $1,500.00; and [iv] Landlord has received reimbursement from Tenant or the assignee for all reasonable attorneys' fees and expenses and all other reasonable out-of-pocket expenses incurred in connection with determining whether to give its consent, giving its consent and all matters relating to the assignment.

                  18.3 Agreements with Residents. Notwithstanding Section 18.1, Tenant may enter into an occupancy agreement with residents of the Leased Property without the prior written consent of Landlord provided that [i] the agreement does not provide for lifecare services (a single payment to provide services for the remainder of occupants life); [ii] Tenant may not collect rent for more than one month in advance except that Tenant may collect security deposits in an amount that does not exceed two months rent; and [iii] all residents of the Leased Property are accurately shown in Tenant's accounting records.

                  18.4 Sale of Leased Property. If Landlord or any subsequent owner of the Leased Property sells the Leased Property, its liability for the performance of its agreements in this Lease will end on the date of the sale of the Leased Property, and Tenant will look solely to the purchaser for the performance of those agreements. Landlord shall remain liable to Tenant for any breach of this Lease by Landlord that occurs during the period of Landlord's ownership of the Leased Property. For purposes of this section, any holder of a mortgage or security agreement which affects the Leased Property at any time, and any landlord under any lease to which this Lease is subordinate at any time, will be a subsequent owner of the Leased Property when it succeeds to the interest of Landlord or any subsequent owner of the Leased Property.

                  18.5 Assignment by Landlord. Landlord may transfer, assign, mortgage, collaterally assign, or otherwise dispose of Landlord's interest in this Lease or the Leased Property.

                       ARTICLE 19: HOLDOVER AND SURRENDER

                  19.1 Holding Over. Should Tenant, with or without the express or implied consent of Landlord, continue to hold and occupy the Leased Property after the expiration of the Term, such holding over beyond the Term and the acceptance or collection of Rent by the Landlord shall operate and be construed as creating a tenancy from month-to-month and not for any other term whatsoever. Said month-to-month tenancy may be terminated by Landlord by giving Tenant 10 days written notice, and at any time thereafter Landlord may re-enter and take possession of the Leased Property.

                  19.2 Surrender. Except for [i] Permitted Alterations; [ii] normal and reasonable wear and tear (subject to the obligation of Tenant to maintain the Leased Property in good order and repair during the Term); and [iii] damage and destruction not required to be repaired by Tenant, Tenant shall surrender and deliver up the Leased Property at the expiration or termination of the Term in as good order and condition as of the Commencement Date.

                             ARTICLE 20: [RESERVED]

           ARTICLE 21: QUIET ENJOYMENT, SUBORDINATION, ATTORNMENT AND
                             ESTOPPEL CERTIFICATES

                  21.1 Quiet Enjoyment. So long as Tenant performs all of its obligations under this Lease, Tenant's possession of the Leased Property will not be disturbed by Landlord.

                  21.2 Subordination. Subject to the terms and conditions of this section, this Lease and Tenant's rights under this Lease are subordinate to any ground lease or underlying lease, first mortgage, first deed of trust, or other first lien against the Leased Property, together with any renewal, consolidation, extension, modification or replacement thereof, which now or at any subsequent time affects the Leased Property or any interest of Landlord in the Leased Property, except to the extent that any such instrument expressly provides that this Lease is superior. The foregoing subordination provision is expressly conditioned upon any lessor or mortgagee being obligated and bound to recognize Tenant as the tenant under this Lease, and such lessor or mortgagee shall have no right to disturb Tenant's possession, use and occupancy of the Leased Property or Tenant's enjoyment of its rights under this Lease unless and until an Event of Default occurs hereunder. Any foreclosure action or proceeding by any mortgagee with respect to the Leased Property shall not affect Tenant's rights under this Lease and shall not terminate this Lease unless and until an Event of Default occurs hereunder. The foregoing provisions will be self-operative, and no further instrument will be required in order to effect them. However, Tenant shall execute, acknowledge and deliver to Landlord, at any time and from time to time upon demand by Landlord, such documents as may be requested by Landlord or any mortgagee or any holder of any mortgage or other instrument described in this section, to confirm or effect any such subordination, provided that any such document shall include a non-disturbance provision as set forth in this section satisfactory to Tenant. Any mortgagee of the Leased Property shall be deemed to be bound by the non-disturbance provision set forth in this section. If Tenant fails or refuses to execute, acknowledge, and deliver any such document within 20 days after written demand, Landlord may execute acknowledge and deliver any such document on behalf of Tenant as Tenant's attorney-in-fact. Tenant hereby constitutes and irrevocably appoints Landlord, its successors and assigns, as Tenant's attorney-in-fact to execute, acknowledge, and deliver on behalf of Tenant any documents described in this section. This power of attorney is coupled with an interest and is irrevocable.

                  21.3 Attornment. If any holder of any mortgage, indenture, deed of trust, or other similar instrument described in Section 21.2 succeeds to Landlord's interest in the Leased

Property, Tenant will pay to such holder all Rent subsequently payable under this Lease. Tenant shall, upon request of anyone succeeding to the interest of Landlord, automatically become the tenant of, and attorn to, such successor in interest without changing this Lease. The successor in interest will not be bound by [i] any payment of Rent for more than one month in advance; [ii] any amendment or modification of this Lease thereafter made without its consent as provided in this Lease provided Tenant has knowledge that Landlord's interest has been transferred and that such successor in interests consent is required; [iii] any claim against Landlord arising prior to the date on which the successor succeeded to Landlord's interest; or [iv] any claim or offset of Rent against the Landlord. Upon request by Landlord or such successor in interest and without cost to Landlord or such successor in interest, Tenant will execute, acknowledge and deliver an instrument or instruments confirming the attornment. If Tenant fails or refuses to execute, acknowledge, and deliver any such instrument within 20 days after written demand, then Landlord or such successor in interest will be entitled to execute, acknowledge, and deliver any document on behalf of Tenant as Tenant's attorney-in-fact. Tenant hereby constitutes and irrevocably appoints Landlord, its successors and assigns, as Tenant's attorney-in-fact to execute, acknowledge, and deliver on behalf of Tenant any such document. This power of attorney is coupled with an interest and is irrevocable.

                  21.4 Estoppel Certificates. At the request of Landlord or any mortgagee or purchaser of the Leased Property, Tenant shall execute, acknowledge, and deliver an estoppel certificate, in recordable form, in favor of Landlord or any mortgagee or purchaser of the Leased Property certifying the following: [i] that the Lease is unmodified and in full force and effect, or if there have been modifications that the same is in full force and effect as modified and stating the modifications; [ii] the date to which Rent and other charges have been paid; [iii] whether Tenant or Landlord is in default or whether there is any fact or condition which, with notice or lapse of time, or both, would constitute a default, and specifying any existing default, if any; [iv] that Tenant has accepted and occupies the Leased Property; [v] that Tenant has no defenses, set-offs, deductions, credits, or counterclaims against Landlord, if that be the case, or specifying such that exist; and [vi] such other information as may reasonably be requested by Landlord or any mortgagee or purchaser. Any purchaser or mortgagee may rely on this estoppel certificate. If Tenant fails to deliver the estoppel certificates to Landlord within 10 days after the request of the Landlord, then Tenant shall be deemed to have certified that [a] the Lease is in full force and effect and has not been modified, or that the Lease has been modified as set forth in the certificate delivered to Tenant; [b] Tenant has not prepaid any Rent or other charges except for the current month; [c] Tenant has accepted and occupies the Leased Property; [d] to Tenant's knowledge, neither Tenant nor Landlord is in default nor is there any fact or condition which, with notice or lapse of time, or both, would constitute a default; and [e] to Tenant's knowledge, Tenant has no defenses, set-offs, deductions, credits, or counterclaims against Landlord. Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact to execute, acknowledge, and deliver on Tenant's behalf any estoppel certificate to which Tenant does not object within the time period specified in Landlord's transmittal of the certificate to Tenant. This power of attorney is coupled with an interest and is irrevocable.

                   ARTICLE 22: REPRESENTATIONS AND WARRANTIES

                  Tenant hereby makes the following representations and warranties, as of the Effective Date, to Landlord and acknowledges that Landlord is granting the Lease in reliance upon such representations and warranties. Tenant's representations and warranties shall survive the Closing and, except to the extent made as of a specific date, shall continue in full force and effect until Tenant's Obligations have been performed in full.

                  22.1 Organization and Good Standing. Tenant is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in and is in good standing under the laws of the State.

                  22.2 Power and Authority. Tenant has the power and authority to execute, deliver and perform this Lease. Tenant has taken all requisite action necessary to authorize the execution, delivery and performance of Tenant's obligations under this Lease.

                  22.3 Enforceability. This Lease constitutes a legal, valid, and binding obligation of Tenant enforceable in accordance with its terms.

                  22.4 Government Authorizations. The Facility is in compliance with all Legal Requirements. All Government Authorizations are in full force and effect. Except as otherwise noted in Exhibit E, Tenant holds all Government Authorizations necessary for the operation of the Facility as a 42 unit/42 bed assisted living facility. Seller presently holds all Government Authorizations necessary for the Facility's operation as a 42 unit/42 bed assisted living facility. Upon admission of residence, Tenant will be authorized to operate the Facility as a 42 unit/42 bed assisted living facility until a license to operate the Facility is issued to Tenant. Tenant has filed all applications and reports and taken all necessary action to obtain all Government Authorizations as soon as possible after the Effective Date, subject to governmental approval, and Tenant has no knowledge of any fact or circumstance that would prevent or delay Tenant's obtaining of such Government Authorizations.

                  22.5 Financial Statements. Tenant has furnished Landlord with true, correct, and complete copies of the Financial Statements. The Financial Statements fairly present the financial position of Tenant, as of the respective dates and the results of operations for the periods then ended in conformance with generally accepted accounting principles applied on a basis consistent with prior periods. The Financial Statements and other information furnished to Landlord are true, complete and correct and, as of the Effective Date, no material adverse change has occurred since the furnishing of such statements and information. As of the Effective Date, the Financial Statements and other information do not contain any untrue statement or omission of a material fact and are not misleading in any material respect. Tenant is solvent, and no bankruptcy, insolvency, or similar proceeding is pending or contemplated by or, to the knowledge of Tenant, against Tenant.

                  22.6 Condition of Facility. To the best of Tenant's knowledge, all of the mechanical and electrical systems, heating and air-conditioning systems, plumbing, water and sewer systems, and all other items of mechanical equipment or appliances are in good working order, condition and repair, are of sufficient size and capacity to service the Facility for the Facility Uses and conform with all applicable ordinances and regulations, and with all building, zoning, fire, safety, and other codes, laws and orders. The Improvements, including the roof and foundation, are structurally sound and free from leaks and other defects.

                  22.7 Compliance with Laws. To the best of Tenant's knowledge, there is no violation of, or noncompliance with, [i] any laws, orders, rules or regulations, ordinances or codes of any kind or nature whatsoever relating to the Facility or the ownership or operation thereof (including without limitation, building, fire, health, occupational safety and health, zoning and land use, planning and environmental laws, orders, rules and regulations); [ii] any covenants, conditions, restrictions or agreements affecting or relating to the ownership, use or occupancy of the Facility; or [iii] any order, writ, regulation or decree relating to any matter referred to in [i] or [ii] above.

                  22.8 No Litigation. As of the Effective Date [i] there are no actions or suits, or any proceedings or investigations by any governmental agency or regulatory body pending against Tenant or the Facility which, if determined adversely to Tenant, would materially and adversely affect the Facility, title thereto, operation thereof or the financial condition of Tenant and Tenant has not received notice of any threatened actions, suits, proceedings or investigations against Tenant or the Facility at law or in equity, or before any governmental board, agency or authority, which, if determined adversely to Tenant, would materially and adversely affect the Facility or title to the Facility (or any part thereof), the right to operate the Facility as presently operated, or the financial condition of Tenant; [ii] there are no unsatisfied or outstanding material or adverse judgments against Tenant or the Facility; [iii] there is no labor dispute materially and adversely affecting the operation or business conducted by Tenant at the Facility; and [iv] Tenant has not been notified in writing of any facts or circumstances which might reasonably form the basis for any such action, suit, or proceeding.

                  22.9 Consents. The execution, delivery and performance of this Lease will not require any consent, approval, authorization, order, or declaration of, or any filing or registration with, any court, any federal, state, or local governmental or regulatory authority, or any other person or entity, the absence of which would materially impair the ability of Tenant to operate the Facility as presently operated.

                  22.10 No Violation. The execution, delivery and performance of this Lease [i] do not and will not conflict with, and do not and will not result in a breach of the Articles of Incorporation or Bylaws of Tenant; [ii] do not and will not conflict with, and do not and will not result in a breach of, and do not and will not constitute a default under (or an event which, with or without notice or lapse of time, or both, would constitute a default under), any of the terms, conditions or provisions of any agreement or other instrument or obligation to which Tenant is a party or by which its assets are bound; and [iii] do not and will not violate any order, writ, injunction, decree, statute, rule or regulation applicable to Tenant or the Facility.

                  22.11 Reports and Statements. All reports, statements, certificates and other data furnished by or on behalf of Tenant to Landlord in connection with this Lease, and all representations and warranties made herein or in any certificate or other instrument delivered in connection herewith and therewith, are true and correct in all material respects and do not omit to state any material fact or circumstance necessary to make the statements contained herein or therein, in light of the circumstances under which they are made, not misleading as of the date of such report, statement, certificate or other data. The copies of all agreements and instruments submitted to Landlord, including, without limitation, all agreements relating to management of the Facility, the Letter of Credit, and Tenant's working capital are true, correct and complete copies and include all amendments and modifications of such agreements.

                  22.12 ERISA. All plans (as defined in Section 4021(a) of the Employee Retirement Income Security Act of 1974, as amended or supplemented from time to time ("ERISA")) for which Tenant is an "employer" or a "substantial employer" (as defined in Sections 3(5) and 4001(a)(2) of ERISA, respectively) are in compliance with ERISA and the regulations and published interpretations thereunder. To the extent Tenant maintains a qualified defined benefit pension plan: [i] there exists no accumulated funding deficiency; [ii] no reportable event and no prohibited transaction has occurred; [iii] no lien has been filed or threatened to be filed by the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA; and [iv] Tenant has not been deemed to be a substantial employer.

                  22.13 Chief Executive Office. Tenant maintains its chief executive office and its books and records at the address set forth in the introductory paragraph of this agreement.

                  22.14 Other Name or Entities. Tenant has not, since November 1, 1997, [i] changed its name, [ii] used any name other than the name stated at the beginning of this agreement, or other than names under which Tenant's facilities do business, such as the name of the Facility, or [iii] merged or consolidated with, or acquired any of the assets of, any corporation or other business, other than acquisitions of operating facilities.

                  22.15 Parties in Possession. Except as disclosed on Exhibit B, there are no parties in possession of any Leased Property or any portion thereof as managers, lessees, tenants at sufferance, or trespassers.

                  22.16 Access. Access to the Land is directly from a dedicated public right-of-way without any easement. To the knowledge of Tenant, there is no fact or condition which would result in the termination or reduction of the current access to and from the Land to such right-of-way.

                  22.17 Utilities. There are available at the Land gas, municipal water, and sanitary sewer lines, storm sewers, electrical and telephone services in operating condition which are adequate for the operation of the Facility at a reasonable cost. The Land has direct access to utility lines located in a dedicated public right-of-way without any easement. As of the Effective Date, there is no pending or, to the knowledge of Tenant, threatened governmental or third party proceeding which would impair or result in the termination of such utility availability.

                  22.18 Condemnation and Assessments. As of the Effective Date, Tenant has not received notice of, and there are no pending or, to the best of Tenant's knowledge, threatened, condemnation, assessment or similar proceedings affecting or relating to the Facility, or any portion thereof, or any utilities, sewers, roadways or other public improvements serving the Facility.

                  22.19 Zoning. As of the Effective Date, [i] the use and operation of the Facility as a 42 unit/42 bed assisted living facility is a permitted use under the applicable zoning code; [ii] except as disclosed on Exhibit E hereto, no special use permits, conditional use permits, variances, or exceptions have been granted or are needed for such use of each Facility; [iii] the Land is not located in any special districts such as historical districts or overlay districts; and [iv] the Facility has been constructed in accordance with and complies with all applicable zoning laws, including but not limited to, dimensional, parking, setback, screening, landscaping, sign and curb cut requirements.

                  22.20 Pro Forma Statement. Tenant has delivered to Landlord a true, correct and complete copy of the Pro Forma Statement. The Pro Forma Statement shows Tenant's reasonable expectation of the most likely results of Facility operations for the five year period.

                  22.21 Environmental Matters. During the period of Tenant's ownership of the Leased Property, if any, and to the best of Tenant's knowledge after diligent inquiry, for the period Tenant did not own the Leased Property, [i] the Leased Property is in compliance with all Environmental Laws; [ii] there were no releases of Hazardous Materials on, from, or under the Leased Property, except in compliance with all Environmental Laws; [iii] no Hazardous Materials have been, are or will be used, generated, stored, or disposed of on the Leased Property, except in compliance with all Environmental Laws; [iv] no permit is or has been required to be obtained by Tenant from the Environmental Protection Agency or any similar agency or department of any state or local government for the use or maintenance of any Improvements; and [v] no summons, citation or inquiry has been made by any such environmental unit, body or agency or a third party demanding any right of recovery for payment or reimbursement for costs incurred under CERCLA or any other Environmental Laws and the Land is not subject to the lien of any such agency. "Disposal" and "release" shall have the meaning set forth in CERCLA.

                  22.22 Leases and Contracts. As of the Effective Date and except as disclosed on Exhibit F, there are no leases or contracts (including but not limited to, insurance contracts, maintenance contracts, construction contracts, employee benefit plans, employment contracts, equipment leases, security agreements, architect agreements, and management contracts) to which Tenant is a party relating to any part of the ownership, operation, possession, construction, management or administration of the Land or the Facility.

                  22.23 No Default. As of the Effective Date, [i] there is no existing Event of Default under this Lease; and [ii] no event has occurred which, with the giving of notice or the passage of time, or both, would constitute or result in such an Event of Default. Except as disclosed to Landlord in writing, Tenant and Sterling are not in default, after expiration of any applicable grace period, under any Related Lease.

                  22.24 Tax Status. To the best of Tenant's knowledge, all of the mechanical and electrical systems, heating and air conditioning systems, plumbing, water and sewer systems, and all other items of mechanical equipment or appliances are in good working order, condition and repair, or of sufficient size and capacity to service the Facility as presently operated, and conform with all applicable ordinances and regulations, and with all building, zoning, fire, safety, and other codes, laws and orders. The Improvements, including the roof and foundation, are structurally sound and free from leaks and other defects.

                           ARTICLE 23: FUTURE PROJECTS

                  23.1 Obligation for Future Projects. Subject to the requirements, terms and conditions of the Commitment and this Lease, Landlord has committed to finance additional assisted living facilities to be developed by Tenant, Sterling or an Affiliate ("Tenant Projects"). Landlord's obligation to provide financing for each Tenant Project is subject to the satisfaction of Landlord's due diligence requirements and the closing conditions set forth in the Commitment.

                          ARTICLE 24: SECURITY INTEREST

                  24.1 Collateral. Tenant hereby grants to Landlord a security interest in the following described property, whether now owned or hereafter acquired by Tenant (the "Collateral"), to secure the payment and performance of Tenant's obligations under this Lease:

                           (a) All machinery, furniture, equipment, trade
fixtures, appliances, inventory and all other goods (as "equipment," "inventory" and "goods" are defined for purposes of Article 9 ("Article 9") of the Uniform Commercial Code as adopted in the State) and any leasehold interest of Tenant in any of the foregoing (except for any leasehold interest in property owned by Landlord), now or hereafter located in or on or used or usable in connection with the Land, Improvements, or Fixtures and replacements, additions, and accessions thereto, including without limitation those items which are to become fixtures or which are building supplies and materials to be incorporated into an Improvement or Fixture.

                           (b) All accounts, contract rights, general
intangibles, instruments, documents, and chattel paper [as "accounts", "contract rights", "general intangibles", "instruments", "documents", and "chattel paper", are defined for purposes of Article 9] now or hereafter arising in connection with the business located in or on or used or usable in connection with the Land, Improvements, or Fixtures, and replacements, additions, and accessions thereto.

                           (c) All franchises, permits, licenses, operating
rights, certifications, approvals, consents, authorizations and other general intangibles regarding the use, occupancy or operation of the Improvements, or any part thereof, including without limitation, certificates of need, state health care facility licenses, and Medicare and Medicaid provider agreements, to the extent permitted by law.

                           (d) Unless expressly prohibited by the terms thereof,
all contracts, agreements, contract rights and materials relating to the design, construction or operation of the Improvements, including but not limited to, plans, specifications, drawings, blueprints, models, mock-ups, brochures, flyers, advertising and promotional materials and mailing lists.




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



                           (e) All ledger sheets, files, records, computer
programs, tapes, other electronic data processing materials, and other documentation relating to the preceding listed property or otherwise used or usable in connection with the Land and Improvements.

                           (f) The products and proceeds of the preceding listed
property, including without limitation cash and non-cash proceeds, proceeds of proceeds, and insurance proceeds.

                  24.2 Additional Documents. At the request of Landlord, Tenant shall execute additional security agreements, financing statements, and such other documents as may be requested by Landlord to maintain and perfect such security interest. Tenant hereby irrevocably appoints Landlord, its successors and assigns, as Tenant's attorney-in-fact to execute, acknowledge, deliver and file such documents on behalf of Tenant. This power of attorney is coupled with an interest and is irrevocable.

                  24.3 Notice of Sale. With respect to any sale or other disposition of any of the Collateral after the occurrence of an Event of Default, Landlord and Tenant agree that the giving of five days notice by Landlord, sent by overnight delivery, postage prepaid, to Tenant's notice address designating the time and place of any public sale or the time after which any private sale or other intended disposition of such Collateral is to be made, shall be deemed to be reasonable notice thereof and Tenant waives any other notice with respect thereto.

                            ARTICLE 25: MISCELLANEOUS

                  25.1 Notices. Landlord and Tenant hereby agree that all notices, demands, requests, and consents (hereinafter "notices") required to be given pursuant to the terms of this Lease shall be in writing, shall be addressed to the addresses set forth in the introductory paragraph of this Lease, and shall be served by [i] personal delivery; [ii] United States mail, postage prepaid; or [iii] nationally recognized overnight courier; provided, however, that any notice of an Event of Default shall be served by (I) personal delivery; (ii) certified United States mail, postage prepaid, return receipt requested; or (iii) nationally recognized overnight courier. A copy of any notice given to Tenant shall be sent to Miriam J. Dent, Esq., Rogers & Hardin, 229 Peachtree Street, N.E., 2700 International Tower, Peachtree Center, Atlanta, Georgia 30303, but the failure to give the notice required by this sentence shall not affect the validity or effectiveness of the notices to Tenant hereunder. All notices shall be deemed to be given upon the earlier of actual receipt or three business days after mailing, or one business day after deposit with the overnight courier. Any notices meeting the requirements of this section shall be effective, regardless of whether or not actually received. Landlord or Tenant may change its notice address at any time by giving the other party notice of such change.

                  25.2 Advertisement of Leased Property. In the event the parties hereto have not executed a renewal Lease within 120 days prior to the expiration of this Lease, then Landlord or its agent shall have the right to enter the Leased Property at all reasonable times for the purpose of exhibiting the Leased Property to others and to place upon the Leased Property for and during the period commencing 120 days prior to the expiration of this Lease, "for sale" or "for rent" notices or signs.



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



                  25.3 Entire Agreement. The Commitment and this Lease constitute the entire agreement between Landlord and Tenant with respect to the subject matter hereof. No representations, warranties, and agreements have been made by Landlord except as set forth in the Commitment and this Lease. If there is any direct conflict between the terms and provisions of the Commitment and the terms of this Lease, this Lease shall govern. Tenant hereby reaffirms the Commitment and all provisions thereof. The Commitment shall survive the execution of this Lease.

                  25.4 Severability. If any term or provision of this Lease is held to be invalid or unenforceable, such holding shall not affect the remainder of this Lease and the same shall remain in full force and effect, unless such holding substantially deprives Tenant of the use of the Leased Property or Landlord of the rents herein reserved, in which event this Lease shall forthwith terminate as if by expiration of the Term.

                  25.5 Captions and Headings. The captions and headings are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease or the intent of any provision hereof.

                  25.6 Governing Law. This Lease shall be construed under the laws of the State.

                  25.7 Memorandum of Lease. Tenant shall not record this Lease. Tenant may, however, record a memorandum of lease approved by Landlord.

                  25.8 Waiver. No waiver by Landlord of any condition or covenant herein contained, or of any breach of any such condition or covenant, shall be held or taken to be a waiver of any subsequent breach of such covenant or condition, or to permit or excuse its continuance or any future breach thereof or of any condition or covenant, nor shall the acceptance of Rent by Landlord at any time when Tenant is in default in the performance or observance of any condition or covenant herein be construed as a waiver of such default, or of Landlord's right to terminate this Lease or exercise any other remedy granted herein on account of such existing default.

                  25.9 Binding Effect. This Lease will be binding upon and inure to the benefit of the heirs, successors, personal representatives, and permitted assigns of Landlord and Tenant.

                  25.10 Power of Attorney. Effective upon [i] the occurrence and during the continuance of an Event of Default or upon [ii] termination of the Lease, Tenant hereby irrevocably and unconditionally appoints Landlord, or Landlord's authorized officer, agent, employee or designee, as Tenant's true and lawful attorney-in-fact, to act for Tenant in Tenant's name, place, and stead, to execute, deliver and file all applications and any and all other necessary documents or things to effect the issuance, transfer, reinstatement, renewal and/or extension of any and all Governmental Authorizations issued to Tenant or applied for by Tenant in connection with Tenant's operation of the Facility, to permit any transferee to operate the Facility under the Governmental Authorizations, and to do any and all other acts incidental to any of the foregoing. Tenant irrevocably and unconditionally grants to Landlord as its




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



attorney-in-fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as Tenant might or could do if personally present or acting, with full power of substitution, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable prior to the full performance of Tenant's Obligations. Except in the case of an emergency, Landlord shall give Tenant three business days prior written notice before acting on behalf of Tenant pursuant to this power of attorney.

                  25.11 No Offer. Landlord's submission of this Lease to Tenant is not an offer to lease the Leased Property, or an agreement by Landlord to reserve the Leased Property for Tenant. Landlord will not be bound to Tenant until Tenant has duly executed and delivered duplicate original leases to Landlord, and Landlord has duly executed and delivered one of these duplicate original leases to Tenant.

                  25.12 Modification. This Lease may only be modified by a writing signed by both Landlord and Tenant except for the automatic extension of the Term pursuant to Section 1.2. All references to this Lease, whether in this Lease or in any other document or instrument, shall be deemed to incorporate all amendments, modifications and renewals of this Lease, made after the date hereof. If Tenant requests Landlord's consent to any change in ownership, merger or consolidation of Tenant, any assumption of the Lease, or any modification of the Lease, Tenant shall provide Landlord all relevant information and documents sufficient to enable Landlord to evaluate the request. In connection with any such request, Tenant shall pay to Landlord a fee in the amount of $1,500.00 and shall pay all of Landlord's reasonable attorney's fees and expenses and other reasonable out-of-pocket expenses incurred in connection with Landlord's evaluation of Tenant's request, the preparation of any documents and amendments, the subsequent amendment of any documents between Landlord and its collateral pool lenders (if applicable), and all related matters.

                  25.13 Landlord's Modification. Tenant acknowledges that Landlord may mortgage the Leased Property or use the Leased Property as collateral for a collateralized mortgage obligations or Real Estate Mortgage Investment Companies (REMICS). If any mortgage lender of Landlord desires any modification of this Lease, Tenant agrees to consider such modification in good faith and to execute an amendment of this Lease if Tenant finds such modification acceptable in Tenant's reasonable discretion provided such modification does not materially diminish Tenant's rights under the Lease.

                  25.14 No Merger. The surrender of this Lease by Tenant or the cancellation of this Lease by agreement of Tenant and Landlord or the termination of this Lease on account of Tenant's default will not work a merger, and will, at Landlord's option, terminate any subleases or operate as an assignment to Landlord of any subleases. Landlord's option under this paragraph will be exercised by notice to Tenant and all known subtenants of the Leased Property.

                  25.15 Laches. No delay or omission by either party hereto to exercise any right or power accruing upon any noncompliance or default by the other party with respect to any of the terms hereof shall impair any such right or power or be construed to be a waiver thereof.

                  25.16 Limitation on Tenant's Recourse. Tenant's sole recourse against Landlord, and any successor to the interest of Landlord in the Leased Property, is to the interest of Landlord, and any such successor, in the Leased Property. Tenant will not have any right to satisfy any judgment which it may have against the Landlord, or any such successor, from any other assets of Landlord, or any such successor. In this section, the terms "Landlord" and "successor" include the shareholders, venturers, and partners of "Landlord" and "successor" and the officers, directors, and employees of the same. The provisions of this section are not intended to limit Tenant's right to seek injunctive relief or specific performance.

                  25.17 Construction of Lease. This Lease has been prepared by Landlord and its professional advisors and reviewed by Tenant and its professional advisors. Landlord, Tenant, and their advisors believe that this Lease is the product of all their efforts, that it expresses their agreement, and agree that it shall not be interpreted in favor of either Landlord or Tenant or against either Landlord or Tenant merely because of their efforts in preparing it.

                  25.18 Counterparts. This Lease may be executed in multiple counterparts, each of which shall be deemed an original hereof.

                  25.19 Custody of Escrow Funds. Any funds paid to Landlord in escrow hereunder may be held by Landlord or, at Landlord's election, by a financial institution, the deposits or accounts of which are insured or guaranteed by a federal or state agency. The funds shall not be deemed to be held in trust, may be commingled with the general funds of Landlord or such other institution, and shall not bear interest.

                  25.20 Landlord's Status as a REIT. Tenant acknowledges that Landlord has now and may hereafter elect to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code.

                  25.21 Exhibits. The following exhibits are attached hereto and incorporated herein:

                  Exhibit A:        Legal Description
                  Exhibit B:        Permitted Exceptions
                  Exhibit C:        Documents to be Delivered
                  Exhibit D:        Certificate and Facility Financial Report
                  Exhibit E:        Government Authorizations
                  Exhibit F:        List of Leases and Contracts

                  25.22 Waiver of Jury Trial. Landlord and Tenant waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other on all matters arising out of this Lease or the use and occupancy of the Leased Property (except claims for personal injury or property damage). If Landlord commences any summary proceeding for nonpayment of Trent, Tenant will not interpose, and waives the right to interpose, any counterclaim in any such proceeding.




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
                  25.23 Attorney's Fees and Expenses. Tenant shall pay to Landlord all reasonable costs and expenses incurred by Landlord in administering this Lease and the security for this Lease, enforcing or preserving Landlord's rights under this Lease and the security for this Lease, and in all matters of collection, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including but not limited to, [a] reasonable attorney's and paralegal's fees and disbursements; [b] the fees and expenses of any litigation, administrative, bankruptcy, insolvency, receivership and any other similar proceeding; [c] court costs; [d] the expenses of Landlord, its employees, agents, attorneys and witnesses in preparing for litigation, administrative, bankruptcy, insolvency and other proceedings and for lodging, travel, and attendance at meetings, hearings, depositions, and trials; and [e] consulting and witness fees incurred by Landlord in connection with any litigation or other proceeding.

                  25.24 CONSENT TO JURISDICTION. TENANT HEREBY IRREVOCABLY SUBMITS AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING JURISDICTION OVER LUCAS COUNTY, OHIO FOR ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO [I] THE COMMITMENT; [II] THIS LEASE; OR [III] ANY DOCUMENT EXECUTED BY TENANT IN CONNECTION WITH THIS LEASE. TENANT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT TENANT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. TENANT AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

                  TENANT AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST LANDLORD OR ANY DIRECTOR, OFFICER, EMPLOYEE, AGENT OR PROPERTY OF LANDLORD, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THE COMMITMENT, THIS LEASE OR ANY RELATED DOCUMENT IN ANY COURT OTHER THAN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER LUCAS COUNTY, OHIO, WAUKESHA COUNTY, WISCONSIN OR MAURY COUNTY, TENNESSEE.

                  TENANT HEREBY CONSENTS TO SERVICE OF PROCESS BY LANDLORD IN ANY MANNER AND IN ANY JURISDICTION PERMITTED BY LAW. NOTHING HEREIN SHALL AFFECT OR IMPAIR LANDLORD'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW, OR LANDLORD'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST TENANT OR THE PROPERTY OF TENANT IN THE COURTS OF ANY OTHER JURISDICTION.

                  25.25 Survival. The following provisions shall survive termination of the Lease: Article 9 (Damage & Destruction); Article 10 (Condemnation); Article 16 (Alterations); and Section 25.25 (Survival).

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]



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


                  IN WITNESS WHEREOF, the parties hereto have executed this Lease or caused the same to be executed by their respective duly authorized officers as of the date first set forth above.

Signed and acknowledged
in the presence of                                               HCRI TENNESSEE PROPERTIES, INC.


                                                                 By: HCRI Tennessee Properties, L.P.,
                                                                     Its General Partner
Signature                                                        By:   /s/ Erin C. Ibele
           -----------------------------------                        -----------------------------------------
Print Name
           -----------------------------------                        Title:Vice President, Corporate Secretary
                                                                            -----------------------------------
Signature
           -----------------------------------
Print Name
           -----------------------------------

                                                                 ALTERNATIVE LIVING SERVICES, INC.
                                                                 d/b/a ALTERRA

Signature                                                        By: /s/ Mark Ohlendorf
           -----------------------------------                       ------------------------------------------
Print Name
           -----------------------------------                       Title: Senior Vice President
                                                                           ------------------------------------
Signature
           -----------------------------------
Print Name                                                           Tax I.D. No.: 39-1771281
           -----------------------------------                                               ------------------

STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

                  The foregoing instrument was acknowledged before me this ___ day of March, 1999 by _________________________, the _________________________
of HCRI Tennessee Properties, L.P., a Tennessee limited partnership, as the general partner of HCRI Tennessee Properties, Inc., a Delaware corporation, on behalf of the corporation.

                                                -------------------------------
                                                Notary Public


My Commission Expires:                                        [SEAL]
                       ---------------

STATE OF WISCONSIN             )
                               ) SS:
COUNTY OF WAUKESHA             )

                  The foregoing instrument was acknowledged before me this ___ day of March, 1999 by _________________________, the _________________________
of Alternative Living Services, Inc. d/b/a Alterra, a Delaware corporation, on behalf of the corporation.

                                                -------------------------------
                                                Notary Public


My Commission Expires: ---------------                        [SEAL]


THIS INSTRUMENT PREPARED BY:

OKSANA M. LUDD, ESQ.
SHUMAKER, LOOP & KENDRICK, LLP
1000 JACKSON STREET



                                       57